                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         U.S. Office Products Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                     1440 NEW YORK AVENUE, N.W., SUITE 310
                             WASHINGTON, D.C. 20005
                                 (202) 628-9500

                                                                   July 22, 1996

To the Stockholders of U.S. Office Products Company:

    The Annual Meeting of Stockholders of U.S. Office Products Company (the "Company") will be held on Tuesday, August 20, 1996, at 10:00 a.m. in the Crystal Room of the Willard Intercontinental Hotel located at 1401 Pennsylvania Avenue, N.W., Washington, D.C. 20005.

    Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 1996 Annual Report, which is not a part of the proxy statement, is also enclosed and provides information regarding the financial results of the Company during the fiscal year ended April 30, 1996.

    In addition to voting on the election of directors, we are recommending that you approve an amendment to our certificate of incorporation to increase our authorized capital, as well as certain amendments and additions to the Company's equity-based, incentive compensation arrangements. As explained in the Proxy Statement, the increase in the number of authorized shares is being recommended to permit the Board of Directors, if it deems appropriate in the future, to declare stock splits, as well as to enable the Company to continue using its shares of Common Stock for acquisitions, long-term incentive compensation, and capital raising. Amendments and additions to the Company's incentive compensation arrangements are being recommended consistent with the Company's overall philosophy that stock options and other long-term, equity-based incentives are the form of compensation that best aligns the interests of the Company's managers and employees with the interests of its stockholders. The Company believes that stock options provide directors, officers and other employees with the most meaningful long-term incentive to pursue the enhancement of stockholder value. In addition, the Company has used, and wants to continue to use, stock options as a unique strategic advantage in attracting acquisition candidates in the increasingly competitive market for office products businesses.

    On behalf of the Board of Directors and employees of the Company, I cordially invite all stockholders to attend the Annual Meeting. If you are unable to attend in person, please sign and promptly return the enclosed proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Annual Meeting in accordance with your proxy.

                                          Sincerely,

                                          Jonathan J. Ledecky
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 20, 1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Office Products Company, a Delaware corporation (the "Company"), will be held in the Crystal Room of the Willard Intercontinental Hotel, 1401 Pennsylvania Avenue, N.W., Washington, D.C. 20005, at 10:00 a.m. on Tuesday August 20, 1996, for the following purposes:

        1. To elect 13 directors of the Company to hold office until the next succeeding annual meeting of stockholders after their election and until their respective successors shall have been elected and qualified.

        2. To consider and act upon a proposal of the Board of Directors of the Company to (i) approve and adopt an amendment to Article Four of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), authorized for issuance from 100,000,000 shares to 500,000,000 shares, with a conforming increase in the number of shares of all classes of stock the Company has authority to issue from 100,500,000 shares to 500,500,000 shares and (ii) to restate the Certificate of Incorporation to reflect the foregoing amendment.

        3. To consider and act upon a proposal by the Board of Directors of the Company to approve and adopt an amendment to the U.S. Office Products Company Amended and Restated 1994 Long-Term Incentive Plan to (i) increase the annual per-employee limitation on the number of shares of Common Stock relating to option grants and other awards from 250,000 to 750,000, (ii) eliminate the requirement that the option price for stock options must be at least equal to the fair market value of the Common Stock on the date of grant, and (iii) increase the limitation on the number of shares of Common Stock that may be subject to outstanding awards from 15% to 20% of total outstanding shares.

        4. To consider and act upon a proposal by the Board of Directors of the Company to adopt the U.S. Office Products Company Executive Deferred Compensation Plan.

        5. To consider and act upon a proposal by the Board of Directors of the Company to adopt the U.S. Office Products Company 1996 Non-Employee Directors' Stock Plan.

        6. To consider and act upon a proposal by the Board of Directors of the Company to approve and adopt an amendment to the U.S. Office Products Company Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance under the plan from 500,000 to 1,000,000.

        7. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending April 30, 1997.

        8. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    The close of business on July 18, 1996 has been fixed as the record date for determining the stockholders entitled to notice and to vote at the Annual Meeting. All holders of record of Common Stock of the Company at that date are entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Martin S. Pinson
                                          SECRETARY
Washington, D.C.
July 22, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HOLD SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, PLEASE SIGN AND RETURN EACH OF THE PROXY CARDS THAT YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                     [LOGO]

                     1440 NEW YORK AVENUE, N.W., SUITE 310
                             WASHINGTON, D.C. 20005
                                 (202) 628-9500

                                                                   July 22, 1996

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Office Products Company (the "Company") for the Annual Meeting of Stockholders of the Company to be held on August 20, 1996. Stockholders of record at the close of business on July 18, 1996 (the "Record Date") will be entitled to vote at the meeting and will receive a copy of this Proxy Statement, which furnishes information relating to the business to be transacted at the meeting. On the Record Date, there were issued and outstanding 34,702,891 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and no shares of the Company's preferred stock, par value $.001 per share (the "Preferred Stock"). There are no other outstanding classes of voting securities of the Company. Each holder of a share of Common Stock is entitled to one (1) vote per share on each matter presented at the meeting. This Proxy Statement and the enclosed proxy card are being mailed to stockholders entitled to vote at the Annual Meeting on or about July 22, 1996.

    A proxy is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

    If no instructions are specified on the proxy, shares represented thereby will be voted:

    (i) for the election of the 13 nominees for directors of the Company listed herein;

    (ii) in favor of the adoption of the amendment to Article Four of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") increasing the number of shares of Common Stock authorized for issuance and the restatement of the Certificate of Incorporation;

   (iii) in favor of the adoption of an amendment to the U.S. Office Products Company Amended and Restated 1994 Long-Term Incentive Plan (the "Incentive Plan") increasing the annual per-employee limitation on the number of shares of Common Stock relating to option grants and other awards from 250,000 to 750,000, eliminating the requirement that the option price for stock options must be at least equal to the fair market value of the Common Stock on the date of grant and increasing the limitation on the number of shares of Common Stock that may be subject to outstanding awards from 15% to 20% of the total number of outstanding shares;

   (iv) in favor of the adoption of the U.S. Office Products Company Executive Deferred Compensation Plan (the "Deferral Plan");

    (v) in favor of the adoption of the U.S. Office Products Company 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan");

   (vi) in favor of the adoption of an amendment to the U.S. Office Products Company Employee Stock Purchase Plan (the "Stock Purchase Plan") increasing the number of shares of Common Stock available under the Stock Purchase Plan from 500,000 to 1,000,000; and

   (vii) in favor of the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending April 30, 1997.

    Any stockholder who has given a proxy may revoke the proxy by executing a proxy bearing a later date or by delivering written notice of revocation of the proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any postponement or adjournment thereof. Prior to exercise thereof with respect to any matter submitted to a vote of the stockholders, any stockholder who attends in person the Annual Meeting or any postponement or adjournment thereof may revoke any proxy previously given and vote by ballot.

    The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) will be counted for purposes of determining the existence of a quorum at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner described above.

    The election of directors will be determined by a plurality of the votes cast by holders of shares of Common Stock; the approval of the amendment and restatement of the Certificate of Incorporation will require the affirmative vote of a majority of the Company's outstanding shares of Common Stock; and the approval of all other matters will require the affirmative vote of holders of a majority of the shares present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote on the subject matter. Cumulative voting for the election of directors is not permitted. Shares represented by proxies which are marked "WITHHELD" with regard to the election of directors will be excluded entirely from the vote and will have no effect. Abstentions will be treated as shares present and entitled to vote. Shares relating to any proxy as to which a broker non-vote is indicated will not be considered present and entitled to vote with respect to any matter as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote the shares. Accordingly, any shares that are present at the Annual Meeting for quorum purposes, which are not voted for a particular nominee for director will not prevent the election of such nominee if other stockholders vote for such nominee; an abstention on any other proposal, however, will operate as a vote "against" such proposal. Broker non-votes will have no effect on the outcome of the vote on any proposals.

    The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. The Company has engaged MacKenzie Partners, Inc. to assist in the distribution of proxy materials and the solicitation of proxies at a cost of approximately $6,500 plus out of pocket expenses. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

    The Company's Annual Report to Stockholders for the year ended April 30, 1996, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The  Board of Directors has fixed the  number of directors of the Company at
13. The Board of Directors has nominated the 13 persons named below to serve as directors until the next Annual Meeting of Stockholders or until their earlier resignation or removal. Each of the 13 nominees is presently a member of the Board of Directors of the Company and has consented to serve another term as a director if re-elected. As of June 20, 1996, Thomas E. Williams resigned as a director of the Company. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy will vote all valid proxies for the election of such substitute nominee or nominees, (ii) allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or (iii) by resolution, provide for fewer directors. Proxies for this Annual Meeting may not be voted FOR more than 13 nominees.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

JONATHAN J. LEDECKY         Mr.  Ledecky founded U.S. Office Products Company in
AGE 38                      October 1994 and has served  since that time as  its
                            Chairman and Chief Executive Officer. Prior to founding the Company, Mr. Ledecky was the President of The Legacy Fund, Inc. from 1989 to 1994, and, from 1991 to September 1994, he was President and Chief Executive Officer of Legacy Dealer Capital
                            Fund, Inc., a wholly  owned subsidiary of  Steelcase
                            Inc., the nation's largest manufacturer of office furniture products. Mr. Ledecky served on the Board of Directors of General Office Products Company
                            ("GOP"), a wholly owned subsidiary of the Company, from July 1993 through September 1994, and from November 1994 to the present. Mr. Ledecky is a graduate of Harvard College and Harvard Business
                            School.

JACK L. BECKER, JR.         Mr. Becker has been a director of the Company  since
AGE 46                      February  1995 and has served  since May 1992 as the
                            President  of   Dameron-Pierson   Company,   Limited
                            ("Dameron-Pierson"),  a  wholly owned  subsidiary of
                            the Company. From 1989 to April 1992, Mr. Becker was
                            Executive Vice  President  of  Dameron-Pierson  with
                            responsibility   for  sales   and  office  furniture
                            operations. Mr. Becker received a bachelor's degree in management from the University of New Orleans.

JOHN K. BURGESS             Mr. Burgess has been a director of the Company since
AGE 41                      February  1995, and he presently is the President of
                            Burgess, Anderson  & Tate,  Inc. ("BAT"),  a  wholly
                            owned  subsidiary of  the Company.  Prior to joining
                            the Company,  Mr.  Burgess served  from  April  1993
                            through February 1995 as the Chief Operating Officer of BAT, and from April 1990 through March 1993, as Vice President, Sales and Marketing for BAT. Prior to April 1990, Mr. Burgess held a variety of positions at BAT. He received a bachelor's degree in business management from Florida Southern College.

DAVID C. COPENHAVER         Mr. Copenhaver has  been a director  of the  Company
AGE 33                      since  September 1995  and has been  the Senior Vice
                            President of The Smith-Wilson, Co. ("Smith-Wilson"),
                            a wholly  owned  subsidiary of  the  Company,  since
                            January  1990 and President  of Copenhaver Holdings,
                            Incorporated since May 1989. Mr. Copenhaver received
                            both an undergraduate degree and an M.B.A. from  the
                            University   of  Virginia.  Mr.  Copenhaver  is  the
                            brother of Preston S. Copenhaver, III, the President
                            of Smith-Wilson.

TIMOTHY J. FLYNN            Mr. Flynn has served as a director and as  President
AGE 42                      and  Chief  Operating Officer  of the  Company since
                            February 1995. From 1986 through its acquisition  by
                            the Company in February 1995, he served in a variety
                            of  positions at Andrews Office Supply and Equipment
                            Company ("Andrews"), including President,  Executive
                            Vice  President  and  Chief  Operating  Officer. Mr.
                            Flynn is a former member  of the board of  directors
                            of   the   National   Purchasing   Association,   an
                            association of  office products  companies, and  the
                            former   Vice  Chairman  of  the  Commercial  Dealer
                            Division  of  the  Business  Products  International
                            Association  (formerly known as  the National Office
                            Products Association ("NOPA")).  Mr. Flynn  received
                            both   an  undergraduate   degree  and   Masters  in
                            Administration from the University of Maryland.

DAVID C. GEZON              Mr. Gezon has been a  director of the Company  since
AGE 44                      July 1995, and he is the President of the C.W. Mills
                            Acquisition  Corp.  d/b/a C.W.  Mills  Paper Company
                            ("C.W. Mills"),  a wholly  owned subsidiary  of  the
                            Company.  Mr. Gezon has worked  for C.W. Mills since
                            1970 and has served as its President since 1992. Mr.
                            Gezon received an  undergraduate degree from  Calvin
                            College and an MBA from Western Michigan University.

MILTON H. KUYERS            Mr.  Kuyers has been a director of the Company since
AGE 59                      April 1995. He is a part owner and executive officer
                            of a number of privately held companies,  including:
                            Zero   Zone   Refrigeration  Manufacturing   Co.,  a
                            manufacturer  of  commercial  refrigeration   units;
                            Desert  Air  Corp.,  a  manufacturer  of  commercial
                            dehumidification  equipment;   Northwest   Coatings,
                            Inc.,  a manufacturer of coating products; Grayline,
                            Inc., a manufacturer  of tubing used  in the  appli-
                            ance and electrical industries; Barch
                            Communications,  Inc.,  a  distributor  of  business
                            telephone  systems  and  cellular  telephones;   and
                            Faustel,  Inc.,  a  manufacturer  of  custom coating
                            equipment. From 1984 to  1993, Mr. Kuyers served  as
                            the   President   of   Star   Sprinkler   Corp.,   a
                            manufacturer of sprinkler heads for fire  protection
                            systems. Mr. Kuyers serves on the board of directors
                            of  Medical Advances, Inc.,  a manufacturer of parts
                            for medical  diagnostic applications.  Prior to  its
                            acquisition  by the Company,  Mr. Kuyers also served
                            as a director of The  H.H. West Company. Mr.  Kuyers
                            holds    an   undergraduate   degree   in   business
                            administration and  an MBA  from the  University  of
                            Michigan.

ALLON H. LEFEVER            Mr.  Lefever has served as a director of the Company
AGE 49                      since February 1995. He  has been Vice President  of
                            the  Affiliated Companies for  High Industries, Inc.
                            since April 1988. From 1988 until its acquisition by
                            the Company in February 1995, Mr. Lefever served  as
                            the  Chairman  of  the  Board  and  Chief  Executive
                            Officer of The Office Works, Inc. ("Office  Works"),
                            and  he currently serves on  the boards of directors
                            of several private companies.  In addition, he is  a
                            director  of the  Lancaster Chamber  of Commerce and
                            serves   on   the   Business   Advisory   Board   of
                            Millersville  State University. Mr. Lefever received
                            his undergraduate  degree  from  Millersville  State
                            University   and   a  Masters   in   Economics  from
                            Pennsylvania State University.

EDWARD J. MATHIAS           Mr. Mathias has been a director of the Company since
AGE 54                      February 1995. Currently, Mr. Mathias is a  Managing
                            Director of The Carlyle Group, a merchant bank based
                            in  Washington,  D.C.  From 1971  through  1993, Mr.
                            Mathias was employed  by T.  Rowe Price  Associates,
                            Inc.,  a  major investment  management organization,
                            most recently as  a Managing Director.  While at  T.
                            Rowe  Price,  Mr.  Mathias  served  as  Chairman  of
                            various  equity  mutual  funds,  including  the  New
                            Horizons  Fund from  1982 through  1993. Mr. Mathias
                            also served as a member of the Board of Directors of
                            T. Rowe Price  and was  a member  of its  management
                            committee.  He  is  the  Chairman  of  the  Board of
                            Visitors at  American University's  Kogod School  of
                            Business  Administration and serves  on the board of
                            overseers at The University of Pennsylvania's School
                            of Arts and Sciences.  Mr. Mathias presently  serves
                            on   the  board  of   directors  of  Sirrom  Capital
                            Corporation,  a  publicly   traded  small   business
                            investment  company.  He  is also  a  member  of the
                            boards of  directors of  several private  companies.
                            Mr.  Mathias holds an  undergraduate degree from The
                            University of Pennsylvania and  an MBA from  Harvard
                            Business School.

CLIFTON B. PHILLIPS         Mr.  Phillips  has been  a  director of  the Company
AGE 37                      since August 1995. From  1993 until its  acquisition
                            by  the Company, Mr. Phillips served as President of
                            Mills Morris  Arrow,  Inc. ("Mills  Morris  Arrow"),
                            and,  for  over  four years  prior  to  holding such
                            position, Mr. Phillips held  a variety of  positions
                            with  Mills Morris Arrow.  Mr. Phillips received his
                            undergraduate degree from Columbia University and an
                            MBA from The Wharton School.

JOHN A. QUELCH              Dr. Quelch has served as  a director of the  Company
AGE 44                      since  February 1995. Dr. Quelch is the Sebastian S.
                            Kresge  Professor  of   Marketing  at  the   Harvard
                            Business School, and he is the author of 12 books on
                            marketing   and  is  widely   published  in  leading
                            American business publications. Dr. Quelch serves on
                            the boards  of  directors  of  Reebok  International
                            Ltd.,  a worldwide  manufacturer and  distributor of
                            athletic footwear and apparel, and WPP Group plc,  a
                            marketing  services company  that includes  Ogilvy &
                            Mather, J. Walter Thompson and Hill & Knowlton.  Dr.
                            Quelch  received an undergraduate degree from Oxford
                            University in England, an MBA from the University of
                            Pennsylvania,  and   MS  and   Doctor  of   Business
                            Administration degrees from Harvard University.

THOMAS J. REASER            Mr. Reaser has been a director and an Executive Vice
AGE 48                      President  of the  Company since  February 1995 and,
                            since July 1993, has been the President of GOP.  For
                            more  than five years prior to  July 1993, he held a
                            variety  of   positions  at   GOP,  including   Vice
                            President, Sales and Marketing. Mr. Reaser is a past
                            governor   of  NOPA  and  currently  serves  as  the
                            President and a director of American Office Products
                            Distributors,  a  national  trade  organization   of
                            office products companies.

MARK A. SORGENFREI          Mr.  Sorgenfrei has  been a director  of the Company
AGE 44                      since August 1995. Between November 1994 and October
                            1995, Mr.  Sorgenfrei was  the President  and  Chief
                            Operating  Officer  of  the  MISSCO  Corporation  of
                            Jackson ("MISSCO"), which sold certain of its assets
                            to OSCO Acquisition Corp.  ("OSCO"), a wholly  owned
                            subsidiary  of  the  Company  in  October  1995. Mr.
                            Sorgenfrei was  the corporate  controller and  Chief
                            Financial  Officer of  MISSCO from  1984 to November
                            1994.  He  is  a  certified  public  accountant  and
                            received  his  undergraduate  degree  from  Millsaps
                            College in Jackson, Mississippi.

VOTE REQUIRED FOR APPROVAL

    The vote of a plurality of holders of the outstanding shares of Common Stock present in person or represented by duly executed proxies at the Annual Meeting is necessary for the election of a nominee as a director of the Company. Accordingly, the 13 director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the 13 persons nominated to serve as directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE 13 PERSONS NOMINATED TO SERVE AS DIRECTORS.

BOARD ORGANIZATION AND MEETINGS

    During the Company's fiscal year ended April 30, 1996, the Board of Directors held four meetings and acted more than ten times by unanimous consent. No member of the Board of Directors attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of the board on which he served.

    The Board of Directors has the following committees:

    EXECUTIVE COMMITTEE. The Executive Committee consists of Jonathan J. Ledecky, Timothy J. Flynn, Edward J. Mathias and Clifton B. Phillips. The Executive Committee has the authority to exercise the powers of the Board of Directors between the meetings of the Board, including the authority to issue shares and such other authority as is delegated to it from time to time by the full Board of Directors. During the 1996 fiscal year, the Executive Committee met five times.

    AUDIT COMMITTEE. The Audit Committee consists of Allon H. Lefever, John A. Quelch and Milton H. Kuyers. The Audit Committee: (i) makes recommendations to the Board of Directors with respect to the independent auditors who conduct the annual examination of the Company's accounts; (ii) reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations; (iii) reviews quarterly financial information and earnings releases prior to dissemination to the public; (iv) approves major accounting policies or changes thereto; and (v) periodically reviews principal internal controls to assure that the Company is maintaining a sound and modern system of financial controls. During the 1996 fiscal year, the Audit Committee met three times.

    COMPENSATION COMMITTEE. The Compensation Committee consists of Edward J. Mathias and John A. Quelch. The Compensation Committee periodically determines the amount and form of compensation and benefits payable to all principal officers and certain other management personnel. This committee also administers the Incentive Plan. During the 1996 fiscal year, the Compensation Committee held three meetings.

DIRECTORS' REMUNERATION

    During the  fiscal  year  ended  April 30,  1996,  fees  for  all  directors aggregated $30,000, including amounts paid for committee participation. Beginning May 1, 1996, non-employee directors of the Company receive an annual retainer of $25,000 and are reimbursed for all expenses relating to attendance at meetings. Previously, the annual retainer for non-employee directors was $10,000. In addition, each non-employee director who agreed to serve as such prior to the consummation of the Company's initial public offering of its Common Stock in February 1995 (Messrs. Lefever, Mathias and Quelch) received an option to acquire 15,000 shares of Common Stock, exercisable in three equal installments, commencing on the date of the grant and on each anniversary thereof, at an exercise price per share of $8.00. Under the Directors' Plan, if approved at the Annual Meeting, non-employee directors will receive options to acquire 21,000 shares of Common Stock upon their initial election as a member of the Board of Directors and, in each subsequent year that they are re-elected, if any, will receive options to acquire 6,000 shares. Upon the adoption of the Directors' Plan, all four of the non-employee nominees who served as directors during the 1996 fiscal year will receive upon their re-election options for 21,000 shares and, for the 1997 fiscal year, options for 6,000 shares (options for a total of 27,000 shares). Directors who are employees of the Company do not receive additional compensation for serving as directors. No non-employee member of the Board of Directors was paid compensation during the 1996 fiscal year for his service as a director of the Company other than pursuant to the standard compensation arrangement described above. Messrs. Burgess, Copenhaver, Gezon and Sorgenfrei receive compensation for their services as employees of the Company pursuant to employment agreements providing for annual base salary amounts of $93,000, $85,000, $113,000 and $150,000, respectively.

                                STOCK OWNERSHIP

    The following table sets forth, as of July 10, 1996, information with respect to beneficial ownership of the Company's Common Stock by (i) each director and nominee as director, (ii) each executive officer, (iii) the executive officers and directors as a group, and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of the Common Stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

NAME AND ADDRESS OF BENEFICIAL OWNER                           NUMBER    PERCENT
- ------------------------------------------------------------  ---------  -------
EXECUTIVE OFFICERS AND DIRECTORS
Jonathan J. Ledecky (1).....................................  1,693,750    4.9%
Clifton B. Phillips.........................................  1,245,857    3.6%
Timothy J. Flynn (2)........................................    489,432    1.4%
Thomas J. Reaser (3)........................................    237,982    *
Edward J. Mathias (4).......................................    191,250    *
David C. Copenhaver.........................................    117,149    *
David C. Gezon..............................................    115,820    *
Martin S. Pinson (5)........................................    119,193    *
Milton H. Kuyers............................................    109,721    *
Jack L. Becker, Jr. (6).....................................     30,398    *
John K. Burgess (6).........................................     28,396    *
Donald H. Platt (6).........................................     25,693    *
Allon H. Lefever (7)........................................     27,900    *
John A. Quelch (7)..........................................     10,000    *
Mark A. Sorgenfrei..........................................          0      0
Mark D. Director............................................          0      0
All executive officers and directors as a group (16)
persons.....................................................  4,442,541   12.9%
5% STOCKHOLDERS
Pilgrim Baxter & Associates (8).............................  2,426,000    7.0%
  1255 Drummers Lane, Suite 300
  Wayne, PA 19087-1950
Eric Watson (9).............................................  2,200,145    6.4%
  c/o Blue Star Group Limited
  Level 22, Coopers & Lybrand Building
  23-19 Albert Street
  P.O. Box 1335
  Auckland, New Zealand
Putnam Investment Management (10)...........................  2,001,100    5.8%
  One Post Office Square
  Boston, MA 02109-2137

- ------------------------------

 *  Less than 1%.

(1) Includes 75,000 shares which may be acquired upon the exercise of options exercisable within 60 days.

(2) Includes 43,750 shares which may be acquired upon the exercise of options exercisable within 60 days.

(3) Includes 12,500 shares which may be acquired upon the exercise of options exercisable within 60 days.

(4) Includes 10,000 shares which may be acquired upon the exercise of options exercisable within 60 days and 50,000 shares owned by Mr. Mathias' wife.

(5) Includes 100,000 shares owned by the Pinson and Associates Profit Sharing Plan of which Mr. Pinson is the trustee and beneficiary, and 18,750 shares which may be acquired by Mr. Pinson upon the exercise of options exercisable within 60 days.

(6) Includes 25,000 shares which may be acquired upon the exercise of options exercisable within 60 days.

(7) Includes 10,000 Shares which may be acquired upon the exercise of options exercisable within 60 days.

(8) Reporting person claims shared voting power with respect to all of the shares.

(9) Mr. Watson is the President of the Company's International Division and Chief Executive Officer of Blue Star Group Limited, a wholly owned subsidiary of the Company.

(10) Reporting person claims sole voting power with respect to 71,600 shares, no voting power with respect to 1,929,500 shares and shared investment power with respect to all of the shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer and (ii) each of the Company's other executive officers during or at the end of the Company's 1996 fiscal year (collectively, the "named executive officers"). The Company was organized in October 1994 and did not conduct any operations prior to February 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                                            LONG-TERM
                                                                  ANNUAL COMPENSATION                  COMPENSATION AWARDS
                                                   --------------------------------------------------  --------------------
                                                                                            OTHER           SECURITIES
                                                                                           ANNUAL           UNDERLYING
                                                    FISCAL      SALARY                  COMPENSATION         OPTIONS/
           NAME AND PRINCIPAL POSITION               YEAR         (1)       BONUS (2)        (3)           SARS (#) (4)
- -------------------------------------------------  ---------  -----------  -----------  -------------  --------------------
Jonathan J. Ledecky                                1996       $   250,000      --            --                500,000
Chief Executive Officer and                        1995           145,833      --            --                100,000
 Chairman of the Board
Timothy J. Flynn                                   1996           250,000  $    75,000       --                310,000
President and Chief Operating Officer              1995            45,912      --            --                 25,000
Donald H. Platt                                    1996           150,000      125,000   $    45,300           250,000
Senior Vice President -- Chief                     1995           --           --            --                 --
 Financial Officer
Martin S. Pinson                                   1996           150,000       25,000       --                100,000
Executive Vice President and Secretary             1995            57,757      --            --                 25,000
Mark D. Director                                   1996            38,061       75,000       --                100,000
Executive Vice President, General                  1995           --           --            --                 --
 Counsel and Assistant Secretary
Thomas J. Reaser                                   1996           150,000      --            --                 25,000
Executive Vice President                           1995            23,958      --            --                 25,000

- ------------------------
(1) The salary for Mr. Director for fiscal 1996 represents less than one full year's compensation as he commenced employment with the Company during fiscal 1996. Each salary shown for fiscal 1995 represents less than one full year's compensation. No compensation was paid to any named executive officer prior to February 23, 1995. With respect to Messrs. Ledecky and Pinson, the salary listed for fiscal 1995 includes $99,921 and $30,000, respectively, for services rendered prior to the commencement of operations by the Company.

(2) In addition to bonuses related to 1996, the Company granted options in fiscal 1997 as bonuses for fiscal 1996 to Messrs. Flynn, Platt, Pinson, Director and Reaser to purchase 75,000, 75,000, 25,000, 75,000 and 25,000 shares of Common Stock, respectively, at an exercise price of $38.00 per share.

(3) Includes $5,300 of automobile related expenses and $40,000 in moving related expenses.

(4) Represents options granted during fiscal 1996 with respect to the stated number of shares of Common Stock.

EMPLOYMENT AGREEMENTS

    Each named executive officer has entered into an employment agreement with the Company. Pursuant to such employment agreement, the named executive officer receives an annual base salary (which is reviewed and subject to upward adjustment by the Compensation Committee of the Board of

Directors on an annual basis). In addition, each such officer is eligible to earn additional year-end bonus compensation in an amount up to 100% of such employee's base salary, payable out of a bonus pool determined by the Compensation Committee of the Board of Directors. Bonuses are determined by measuring such officer's performance and the Company's overall performance against target performance levels, typically based on the following criteria:
(i) the Company's overall profit; (ii) the Company's internal revenue growth; and (iii) the Company's revenue growth due to acquisitions. Each employment agreement is for an initial term of four years and automatically renews at the end of the second year and each succeeding year for an additional year, such that the remaining term of such agreements is at all times more than two years, unless terminated or not renewed by the Company or the employee.

    Each of the employment agreements provides that, in the event of a termination of employment by the Company without cause, such employee shall be entitled to receive from the Company such employee's then current salary for whatever period is remaining under the term of the agreement. In the event of a change in control of the Company (involving a change in the ownership of a majority of the voting stock of the Company, a change in the majority of the Board of Directors without approval of the current Board, a merger, consolidation, recapitalization, reorganization or reverse stock split in which the stockholders of the Company prior to such transaction do not continue to own at least 75% of the stock of the Company following such transaction or the approval by the stockholders of a plan of complete liquidation or disposition of more than 50% of the Company's assets), the employee may elect to terminate his employment and shall be entitled to receive his base salary at the rate then in effect for the remaining term of the agreement or two years, whichever is greater.

    Each employment agreement contains a covenant not to compete with the Company for a period equal to the longer of: (i) two years immediately following the termination of employment; or (ii) in the case of a termination without cause pursuant to which such employee is entitled to continue to receive his base salary, for so long as the Company continues to pay such salary. Applicable law may reduce the scope of the covenant not to compete. In the event that the term of any such covenant is reduced in accordance with applicable law, the compensation to which such employee is entitled shall be paid to the employee only for such reduced period of time as the employee is so prohibited from competing or is not so competing.

OPTION GRANTS IN FISCAL 1996

    The following tables set forth certain information concerning the grant and exercise of options to purchase Common Stock of the Company during the last completed fiscal year to each of the named executive officers. All of such options vest in four equal annual installments, commencing on the first anniversary of the date of grant.

                                                                                             POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                PERCENT OF                                        ANNUAL RATES OF STOCK PRICE
                                                   TOTAL                                                 APPRECIATION
                                    OPTIONS   OPTIONS GRANTED                                         FOR OPTION TERM (2)
                                    GRANTED   TO EMPLOYEES IN   EXERCISE     EXPIRATION      -------------------------------------
NAME                                  (1)       FISCAL YEAR      PRICE          DATE           0%         5%              10%
- ---------------------------------  ---------  ---------------   --------   ---------------   ------  -------------   -------------
Jonathan J. Ledecky..............    100,000        3.6%         $12.50       6/12/2005      $ --    $  786,118(3)   $1,992,178(3)
                                     150,000        5.4%         $14.25      10/12/2005        --     1,344,262(3)    3,406,625
                                     250,000        9.0%         $23.75       2/06/2006        --     3,734,062       9,462,846
Timothy J. Flynn.................     75,000        2.7%         $12.50       6/12/2005        --       589,589(3)    1,494,134(3)
                                     115,000        4.2%         $14.25      10/12/2005        --     1,030,601       2,611,745
                                     120,000        4.3%         $23.75       2/06/2006        --     1,792,350       4,542,166
Donald H. Platt..................    100,000        3.6%         $12.53       5/01/2005        --       788,084(3)    1,997,159(3)
                                      75,000        2.7%         $14.25      10/12/2005        --       672,131(3)    1,703,312
                                      75,000        2.7%         $23.75       2/06/2006        --     1,120,219       2,838,854
Martin S. Pinson.................     25,000        0.9%         $12.50       6/12/2005        --       196,530(3)      498,045(3)
                                      50,000        1.8%         $14.25      10/12/2005        --       448,087(3)    1,135,542
                                      25,000        0.9%         $23.75       2/06/2006        --       373,406         946,285
Mark D. Director.................    100,000        3.6%         $16.31      12/05/2005        --     1,025,884(3)    2,599,792
Thomas J. Reaser.................     25,000        0.9%         $12.50       6/12/2005        --       196,530(3)      498,045(3)
All Optionees....................  2,764,591      100.0%         $18.83         Various        --    32,738,524      82,965,847

- ------------------------------
(1) The options granted are non-qualified stock options, which are exercisable at the market price on the date of grant beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares and expire ten years from the date of grant. The options become fully exercisable upon a change in control, as defined in the Incentive Plan.
(2) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of zero percent (0%), five percent (5%) and ten percent (10%). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in stock prices, which will benefit all stockholders. A zero percent (0%) gain in stock price will result in a zero percent (0)% benefit to optionees.
(3) The price per share of the Company's Common Stock at April 30, 1996 was $36.00, which exceeds the projected price at the assumed annual rate of growth used to calculate the potential realizable value.

OPTION EXERCISES IN FISCAL 1996 AND VALUE OF OPTIONS AT APRIL 30, 1996

                                                                                                          VALUE OF UNEXERCISED
                                                                            NUMBER OF UNEXERCISED                IN-THE-
                                                                           OPTIONS HELD AT FISCAL      MONEY (3) OPTIONS AT FISCAL
                                     SHARES ACQUIRED                            YEAR END (#)                 YEAR END ($)(4)
                                       ON EXERCISE          VALUE        ---------------------------   ---------------------------
               NAME                      (#)(1)        REALIZED ($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -----------------------------------  ---------------   ---------------   -----------   -------------   -----------   -------------
Jonathan J. Ledecky................      --                --               25,000        575,000       $700,000     $ 10,775,000
Timothy J. Flynn...................      --                --                6,250        328,750        175,000        6,258,750
Donald H. Platt....................      --                --               --            250,000         --            4,897,000
Martin S. Pinson...................      --                --                6,250        118,750        175,000        2,506,250
Mark D. Director...................      --                --               --            100,000         --            1,968,750
Thomas J. Reaser...................      --                --                6,250         43,750        175,000        1,112,500

- ------------------------------
(1) Represents the number of shares received upon exercise or, if no shares were received, the number of shares with respect to which the options were exercised.
(2) The value of exercised options represents the difference between the exercise price of such options and the closing market price of the Company's Common Stock on the date of exercise.
(3) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options.
(4) The value of unexercised options represents the difference between the exercise price of such options and $36.00, the closing market price of the Company's Common Stock at April 30, 1996.

STOCK PERFORMANCE GRAPH

    The following graph compares, from February 15, 1995, the date that the Company's common stock began trading on The Nasdaq Stock Market following its initial public offering, through the end of the Company's 1996 fiscal year, the percentage change in the Company's Common Stock to the cumulative total return of the NASDAQ Composite Index and a selected group of issuers consisting of the following office products companies: Boise Cascade Office Products, BT Office Products, Corporate Express, Office Depot and Staples. The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   U.S. OFFICE PRODUCTS    NASDAQ    INDUSTRY COMPARABLES INDEX*
2/15/95                                                                          100.00      100.00                        100.00
2/16/95                                                                          100.00       99.71                         99.18
2/17/95                                                                          100.00       98.91                         98.46
2/21/95                                                                          100.00       98.62                         96.78
2/22/95                                                                          102.38       99.03                         95.71
2/23/95                                                                          105.95       99.46                         96.89
2/24/95                                                                          108.33       99.43                         95.67
2/27/95                                                                          107.74       98.60                         93.71
2/28/95                                                                          107.14       99.76                         93.84
3/01/95                                                                          107.14       99.53                         96.78
3/02/95                                                                          104.76       99.75                         96.56
3/03/95                                                                          103.57      100.40                         97.56
3/06/95                                                                          104.76      100.27                         97.84
3/07/95                                                                           97.62       99.46                         97.38
3/08/95                                                                           96.43      100.02                         97.51
3/09/95                                                                           95.24      100.08                         97.44
3/10/95                                                                           95.24      100.83                         97.13
3/13/95                                                                           95.24      100.84                         97.04
3/14/95                                                                          101.19      101.58                         97.64
3/15/95                                                                          111.90      101.48                        100.13
3/16/95                                                                          119.05      101.72                        101.65
3/17/95                                                                          121.43      101.60                        101.82
3/20/95                                                                          121.43      101.87                        100.75
3/21/95                                                                          117.86      101.78                        101.61
3/22/95                                                                          116.67      101.69                        102.21
3/23/95                                                                          122.62      101.98                        102.04
3/24/95                                                                          128.57      102.89                        102.60
3/27/95                                                                          133.33      103.39                        103.66
3/28/95                                                                          139.29      103.83                        102.39
3/29/95                                                                          141.67      102.96                        101.12
3/30/95                                                                          138.10      102.67                        100.38
3/31/95                                                                          136.90      102.71                        100.04
4/03/95                                                                          136.90      102.82                        100.53
4/04/95                                                                          139.29      102.27                        100.31
4/05/95                                                                          142.86      102.60                        101.59
4/06/95                                                                          140.48      102.28                        100.28
4/07/95                                                                          138.10      102.40                        100.28
4/10/95                                                                          138.10      103.22                         99.48
4/11/95                                                                          138.10      103.67                         96.62
4/12/95                                                                          136.90      104.14                         97.27
4/13/95                                                                          130.95      104.65                         98.67
4/17/95                                                                          130.95      104.42                         99.15
4/18/95                                                                          130.95      103.78                         97.50
4/19/95                                                                          128.57      102.63                         96.31
4/20/95                                                                          128.57      102.94                         96.08
4/21/95                                                                          130.95      103.50                         96.61
4/24/95                                                                          128.57      104.18                         94.99
4/25/95                                                                          125.00      104.48                         91.67
4/26/95                                                                          125.00      105.19                         93.38
4/27/95                                                                          122.62      105.70                         94.09
4/28/95                                                                          120.24      106.08                         94.57
5/01/95                                                                          119.34      105.78                         93.75
5/02/95                                                                          119.65      105.80                         93.29
5/03/95                                                                          120.24      106.87                         96.26
5/04/95                                                                          121.43      106.43                         95.03
5/05/95                                                                          120.24      106.02                         95.60
5/08/95                                                                          121.43      106.74                         96.12
5/09/95                                                                          120.24      106.60                         96.45
5/10/95                                                                          121.43      106.53                         95.51
5/11/95                                                                          122.03      107.31                         95.72
5/12/95                                                                          123.81      107.96                         97.98
5/15/95                                                                          121.43      108.48                         99.75
5/16/95                                                                          122.62      109.13                        101.46
5/17/95                                                                          123.81      109.59                        104.30
5/18/95                                                                          120.24      108.60                        103.70
5/19/95                                                                          120.24      108.66                        102.96
5/22/95                                                                          113.10      109.50                        103.56
5/23/95                                                                          109.52      110.56                        104.11
5/24/95                                                                          109.52      110.35                        103.79
5/25/95                                                                          103.57      110.27                        103.05
5/26/95                                                                          101.19      109.58                        101.38
5/30/95                                                                          104.76      107.93                        101.36
5/31/95                                                                          105.95      108.67                        101.82
6/01/95                                                                          104.76      109.20                        102.83
6/02/95                                                                          116.67      109.72                        103.11
6/05/95                                                                          119.05      110.96                        104.90
6/06/95                                                                          120.24      110.53                        104.28
6/07/95                                                                          119.05      110.80                        106.78
6/08/95                                                                          119.05      111.37                        107.16
6/09/95                                                                          121.43      111.15                        107.11
6/12/95                                                                          119.05      111.61                        108.94
6/13/95                                                                          126.19      112.39                        111.51
6/14/95                                                                          125.00      112.58                        110.87
6/15/95                                                                          120.24      113.45                        113.75
6/16/95                                                                          119.05      114.21                        114.50
6/19/95                                                                          117.86      115.89                        118.31
6/20/95                                                                          120.24      116.87                        116.84
6/21/95                                                                          117.86      116.79                        115.87
6/22/95                                                                          120.24      118.16                        116.28
6/23/95                                                                          120.24      118.00                        111.86
6/26/95                                                                          116.67      116.51                        107.10
6/27/95                                                                          114.29      115.58                        108.59
6/28/95                                                                          110.12      115.70                        111.14
6/29/95                                                                          107.44      116.49                        111.98
6/30/95                                                                          114.29      117.32                        111.65
7/03/95                                                                          114.29      117.46                        112.20
7/05/95                                                                          119.05      118.37                        112.74
7/06/95                                                                          123.81      119.77                        112.99
7/07/95                                                                          134.52      121.89                        114.54
7/10/95                                                                          129.76      122.75                        116.87
7/11/95                                                                          130.95      121.94                        115.97
7/12/95                                                                          128.57      124.26                        117.54
7/13/95                                                                          129.76      124.95                        117.05
7/14/95                                                                          129.76      125.60                        117.32
7/17/95                                                                          126.19      126.43                        120.80
7/18/95                                                                          122.62      124.24                        118.59
7/19/95                                                                          114.29      119.76                        118.59
7/20/95                                                                          121.43      120.73                        118.92
7/21/95                                                                          120.24      120.88                        119.75
7/24/95                                                                          122.62      122.99                        119.89
7/25/95                                                                          122.03      124.90                        123.56
7/26/95                                                                          129.76      125.71                        126.20
7/27/95                                                                          138.10      127.03                        133.60
7/28/95                                                                          148.81      126.35                        132.00
7/31/95                                                                          146.43      125.84                        129.05
8/01/95                                                                          139.29      124.57                        125.57
8/02/95                                                                          135.71      123.64                        125.04
8/03/95                                                                          135.71      123.51                        125.24
8/04/95                                                                          134.52      124.57                        125.39
8/07/95                                                                          136.90      125.09                        123.92
8/08/95                                                                          144.05      125.32                        124.30
8/09/95                                                                          145.24      126.33                        126.38
8/10/95                                                                          144.05      125.76                        129.04
8/11/95                                                                          142.86      126.20                        127.92
8/14/95                                                                          148.81      127.25                        129.74
8/15/95                                                                          148.81      127.24                        127.17
8/16/95                                                                          147.62      128.92                        133.90
8/17/95                                                                          151.19      129.36                        134.48
8/18/95                                                                          164.29      129.62                        133.26
8/21/95                                                                          164.29      128.16                        132.90
8/22/95                                                                          163.10      128.87                        132.60
8/23/95                                                                          158.33      129.23                        134.20
8/24/95                                                                          158.33      128.32                        134.79
8/25/95                                                                          158.33      128.20                        133.81
8/28/95                                                                          158.33      126.71                        131.29
8/29/95                                                                          157.14      126.14                        130.54
8/30/95                                                                          161.31      127.27                        132.21
8/31/95                                                                          164.29      128.21                        136.04
9/01/95                                                                          161.90      128.13                        135.64
9/05/95                                                                          163.10      130.63                        136.97
9/06/95                                                                          160.71      131.25                        139.34
9/07/95                                                                          163.10      132.11                        142.50
9/08/95                                                                          163.10      133.23                        143.70
9/11/95                                                                          160.71      134.05                        142.03
9/12/95                                                                          155.95      133.86                        140.08
9/13/95                                                                          155.95      134.16                        140.96
9/14/95                                                                          154.76      134.10                        140.74
9/15/95                                                                          142.86      132.11                        139.89
9/18/95                                                                          139.29      131.99                        138.69
9/19/95                                                                          140.48      133.27                        139.32
9/20/95                                                                          141.67      133.87                        142.15
9/21/95                                                                          146.43      133.04                        138.47
9/22/95                                                                          148.81      132.40                        137.25
9/25/95                                                                          147.62      131.49                        135.24
9/26/95                                                                          148.81      130.47                        134.41
9/27/95                                                                          146.43      129.02                        135.41
9/28/95                                                                          145.24      131.60                        139.66
9/29/95                                                                          144.05      131.16                        138.70
10/02/95                                                                         142.27      129.15                        136.02
10/03/95                                                                         132.14      128.26                        134.03
10/04/95                                                                         133.33      125.97                        132.51
10/05/95                                                                         134.52      127.47                        133.83
10/06/95                                                                         139.29      127.20                        134.19
10/09/95                                                                         132.14      123.77                        129.60
10/10/95                                                                         130.95      123.61                        129.45
10/11/95                                                                         132.14      125.88                        131.73
10/12/95                                                                         135.71      127.65                        133.92
10/13/95                                                                         139.29      128.00                        139.69
10/16/95                                                                         140.48      127.97                        141.53
10/17/95                                                                         142.27      130.14                        137.19
10/18/95                                                                         134.52      131.39                        137.82
10/19/95                                                                         134.52      131.59                        135.79
10/20/95                                                                         147.62      130.66                        135.71
10/23/95                                                                         150.00      130.33                        130.75
10/24/95                                                                         151.19      130.62                        132.86
10/25/95                                                                         154.76      129.01                        130.50
10/26/95                                                                         157.14      127.89                        127.29
10/27/95                                                                         157.14      128.90                        130.17
10/30/95                                                                         161.90      130.68                        136.45
10/31/95                                                                         163.10      130.22                        138.24
11/01/95                                                                         161.90      130.78                        140.00
11/02/95                                                                         163.10      132.89                        140.48
11/03/95                                                                         161.90      133.94                        137.87
11/06/95                                                                         163.10      133.50                        138.09
11/07/95                                                                         161.90      131.20                        132.72
11/08/95                                                                         163.10      131.71                        139.81
11/09/95                                                                         163.10      133.93                        141.54
11/10/95                                                                         163.10      133.71                        143.49
11/13/95                                                                         163.10      133.03                        143.26
11/14/95                                                                         164.29      130.79                        139.53
11/15/95                                                                         161.90      130.95                        137.55
11/16/95                                                                         161.90      131.28                        139.54
11/17/95                                                                         158.33      131.35                        141.38
11/20/95                                                                         158.33      129.39                        140.96
11/21/95                                                                         159.52      128.83                        140.28
11/22/95                                                                         158.33      128.36                        137.86
11/24/95                                                                         157.14      129.48                        138.05
11/27/95                                                                         155.95      129.37                        135.80
11/28/95                                                                         155.95      131.98                        130.37
11/29/95                                                                         157.14      132.92                        130.17
11/30/95                                                                         159.52      133.13                        129.01
12/01/95                                                                         158.33      132.64                        125.63
12/04/95                                                                         157.14      134.46                        126.90
12/05/95                                                                         155.36      133.97                        128.70
12/06/95                                                                         166.67      133.45                        128.60
12/07/95                                                                         182.14      132.37                        126.00
12/08/95                                                                         210.71      133.53                        126.31
12/11/95                                                                         210.71      133.42                        126.72
12/12/95                                                                         229.76      132.23                        122.11
12/13/95                                                                         227.98      132.79                        120.44
12/14/95                                                                         229.76      130.49                        117.13
12/15/95                                                                         219.05      129.52                        115.07
12/18/95                                                                         198.81      126.01                        111.33
12/19/95                                                                         202.38      129.01                        114.29
12/20/95                                                                         219.05      128.86                        114.56
12/21/95                                                                         217.86      130.79                        118.33
12/22/95                                                                         215.48      131.58                        119.22
12/26/95                                                                         209.52      131.89                        120.30
12/27/95                                                                         209.52      131.74                        122.86
12/28/95                                                                         210.71      130.99                        123.16
12/29/95                                                                         216.67      132.24                        124.44
1/02/96                                                                          217.86      133.06                        122.07
1/03/96                                                                          219.05      131.50                        122.21
1/04/96                                                                          217.86      129.43                        118.46
1/05/96                                                                          220.24      129.89                        118.94
1/08/96                                                                          221.43      129.76                        117.59
1/09/96                                                                          211.90      125.54                        112.12
1/10/96                                                                          197.62      124.46                        110.77
1/11/96                                                                          222.62      127.08                        114.28
1/12/96                                                                          248.81      126.72                        112.56
1/15/96                                                                          226.19      124.25                        111.08
1/16/96                                                                          227.38      125.17                        109.70
1/17/96                                                                          236.90      125.47                        110.57
1/18/96                                                                          233.33      126.60                        113.12
1/19/96                                                                          233.33      128.01                        113.03
1/22/96                                                                          240.48      129.39                        115.97
1/23/96                                                                          232.14      129.21                        119.30
1/24/96                                                                          223.81      131.15                        124.24
1/25/96                                                                          220.24      130.21                        123.22
1/26/96                                                                          220.24      130.83                        123.08
1/29/96                                                                          216.67      131.03                        122.73
1/30/96                                                                          213.10      132.13                        123.98
1/31/96                                                                          223.81      133.20                        123.19
2/01/96                                                                          227.98      134.42                        127.88
2/02/96                                                                          220.24      134.75                        130.10
2/05/96                                                                          226.19      136.16                        128.81
2/06/96                                                                          226.19      136.88                        129.34
2/07/96                                                                          250.00      136.35                        129.51
2/08/96                                                                          267.86      137.40                        130.19
2/09/96                                                                          266.67      137.58                        132.79
2/12/96                                                                          264.29      137.67                        129.68
2/13/96                                                                          257.14      136.65                        127.97
2/14/96                                                                          257.14      136.75                        126.17
2/15/96                                                                          264.29      137.07                        127.96
2/16/96                                                                          265.48      137.09                        128.00
2/20/96                                                                          261.90      136.15                        125.53
2/21/96                                                                          261.90      137.86                        127.49
2/22/96                                                                          276.19      140.41                        131.16
2/23/96                                                                          269.05      140.49                        133.99
2/26/96                                                                          270.24      139.90                        135.14
2/27/96                                                                          266.67      139.03                        135.45
2/28/96                                                                          271.43      139.20                        136.65
2/29/96                                                                          288.10      138.26                        135.76
3/01/96                                                                          276.19      136.51                        136.95
3/04/96                                                                          281.55      136.35                        139.88
3/05/96                                                                          294.05      137.85                        142.62
3/06/96                                                                          289.29      137.23                        146.11
3/07/96                                                                          285.71      137.39                        145.71
3/08/96                                                                          275.00      133.70                        141.75
3/11/96                                                                          282.14      135.80                        146.13
3/12/96                                                                          276.19      134.87                        146.28
3/13/96                                                                          286.90      136.83                        151.49
3/14/96                                                                          300.00      137.13                        145.97
3/15/96                                                                          297.62      138.20                        144.31
3/18/96                                                                          292.86      140.07                        148.86
3/19/96                                                                          302.38      139.83                        150.15
3/20/96                                                                          295.24      138.48                        148.89
3/21/96                                                                          294.05      138.23                        148.82
3/22/96                                                                          295.24      138.53                        148.03
3/25/96                                                                          296.43      136.63                        148.42
3/26/96                                                                          305.95      136.79                        149.61
3/27/96                                                                          300.00      137.49                        150.18
3/28/96                                                                          298.81      137.61                        150.66
3/29/96                                                                          295.24      138.43                        145.04
4/01/96                                                                          296.43      139.08                        144.62
4/02/96                                                                          308.33      139.67                        143.60
4/03/96                                                                          304.76      140.25                        142.26
4/04/96                                                                          302.38      140.54                        144.01
4/08/96                                                                          302.38      138.97                        144.81
4/09/96                                                                          307.14      139.41                        146.90
4/10/96                                                                          295.24      138.92                        147.75
4/11/96                                                                          314.29      137.90                        147.84
4/12/96                                                                          330.95      138.37                        148.94
4/15/96                                                                          338.10      139.57                        150.66
4/16/96                                                                          345.24      141.39                        152.94
4/17/96                                                                          350.00      140.88                        150.75
4/18/96                                                                          352.38      142.82                        150.03
4/19/96                                                                          352.38      143.12                        152.13
4/22/96                                                                          352.38      144.98                        156.82
4/23/96                                                                          352.38      146.65                        159.61
4/24/96                                                                          353.57      147.91                        159.58
4/25/96                                                                          352.38      148.83                        157.21
4/26/96                                                                          370.24      149.18                        157.49
4/29/96                                                                          361.90      149.34                        156.50
4/30/96                                                                          342.86      149.63                        157.09
* Industry Comparables Index includes: Boise Cascade Office Prod-
ucts,
BT Office Products, Corporate Express, Office Depot, and Staples.

    The performance of the Company's Common Stock reflected above is not necessarily indicative of future performance of the Common Stock. The performance graph which appears above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts, except to the extent that the Company specifically incorporates this information by reference.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Company's Board of Directors is composed of two independent, non-employee directors. The Compensation Committee reports as follows.

    GENERAL. The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for approving and reviewing with the Board of Directors the compensation of the Company's executive officers and certain other management personnel, including compensation awarded in the form of bonuses and equity-based awards. In this role, the Committee administers the Company's Amended and Restated 1994 Long-Term Incentive Compensation Plan (the "Incentive Plan") under which options and other equity-based awards can be made.

    The Committee believes that compensation must be competitive, but that it should be directly and materially linked to the Company's performance. The compensation program is designed to attract and retain executive talent, to motivate executives to maximize operating performance, to provide an opportunity to measure performance on an individual basis, as well as on an overall Company-wide basis, and to link executive and stockholder interests through the grant of stock options and other equity-based compensation.

    The key components of the Company's executive compensation program consist of salary, annual incentive bonuses and stock options. The Committee's policy with respect to each of these elements, including the basis of the compensation awarded to Mr. Ledecky, the Company's Chief Executive Officer ("CEO"), is discussed below. Through these programs, a very significant portion of the Company's executive compensation is linked to performance and the alignment of executive interests with those of stockholders. The long-term compensation of the Company's executive officers consists of stock options. The short-term compensation consists of base salary and a bonus that may be in an amount equal to up to 100% of each executive officer's base salary.

    Since the Company's inception, the Committee has tended to keep executive salaries relatively low, has paid only modest cash bonuses, and has emphasized long-term compensation through the grant of stock options for significant numbers of shares of Common Stock with four-year vesting requirements. In the judgment of the Committee, this approach to compensation tends to align the interests of management most closely with those of the Company's stockholders.

    BASE SALARY. The Committee established base salary levels for the Company's executive officers shortly after the Company's initial public offering. It evaluated competitive market pay rates, each executive's role or expected role in the Company, and each executive's performance over time, including, where relevant, the executive's performance prior to joining the Company, in establishing such salary levels. The Committee adopted a two-tiered compensation structure to promote teamwork among the executive officers. The base salary amounts of the Company's two most senior executive officers, the CEO and the President, were set at one level, and the base salary amounts for other executive officers were set at a second, lower level.

    The Committee did not increase such base salary levels for the 1996 fiscal year because the fiscal year began less than two months after the initial public offering. The Committee established base salary levels for executive officers hired during the 1996 fiscal year based upon the same approach to compensation established at the time of the initial public offering.

    In view of the Company's growth since the initial public offering, its position in the industry at the end of the 1996 fiscal year, resulting from its aggressive acquisition program during the 1996 fiscal year, and the significant enhancement of shareholder value, reflected in the increase in the price of the Company's Common Stock from February 1995 to April 30, 1996, the Committee re-evaluated base salary levels. With the assistance of an independent compensation consultant and based upon compensation levels paid by the Company's major competitors (including all of the companies included in the peer group reflected in the Stock Performance Graph), the Committee determined to eliminate the two-tiered structure and establish base salary amounts for individual executive officers. As a result of this analysis, the Committee generally increased the base salaries of executive officers for the 1997 fiscal year to levels that are more competitive with the average salaries being paid to executive officers by the Company's competitors, which did not exceed in any case 33% of the executive officer's 1996 base salary. The increases take into account the conclusion of the independent compensation consultant that the cash compensation amounts paid to the executive officers for 1996 were significantly below industry standards. In addition, in the judgment of the Committee, a salary adjustment was necessary to retain key executives and enable the Company to attract additional, talented executives to help manage the Company's rapid growth.

    ANNUAL INCENTIVE BONUS. The Committee intends to determine at the end of each fiscal year whether to award incentive bonuses to executive officers, based on pre-determined performance objectives and recommendations made by the Company. Officers are eligible to earn up to 100% of base salary levels for performance that exceeds target levels established at the beginning of each fiscal year. Bonuses are payable out of a bonus pool determined by the Board of Directors or the Compensation Committee. Bonuses are determined by measuring such officer's performance and the Company's overall performance against target performance levels, typically based on the following criteria: (i) the Company's overall profit; (ii) the Company's internal revenue growth; and (iii) the Company's revenue growth due to acquisitions.

    For the 1996 fiscal year, the Committee awarded cash bonuses to certain of the executive officers in an aggregate amount equal to significantly less than 100% of such persons' base salary amounts, despite the Company's positive performance and substantial growth. Bonuses were awarded, based upon the recommendation of the Company's CEO, consistent with the Committee's overall desire to emphasize long-term incentives through the grant of substantial stock options.

    LONG-TERM INCENTIVE PLAN. Prior to the completion of the Company's initial public offering of its Common Stock in February 1995, the Company's Board of Directors and stockholders adopted the Incentive Plan to provide directors, officers and key employees and consultants with additional incentives by increasing their ownership interests in the Company and thereby to focus their efforts on the long-term goals of the Company and the maximization of the total return to stockholders.

    Under the Incentive Plan, the Committee can award (i) stock options, including incentive stock options, non-qualified stock options or both, which options may contain automatic reload features; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grants, or SARs that are only exercisable in the event of a change in control of the Company or upon other events; (iii) performance awards, consisting of a right to receive cash in an amount determined with reference to the value of the Common Stock, a fixed dollar amount payable in cash, or a combination of both; (iv) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or (v) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the Common Stock. Thus far, the Committee has granted only non-qualified stock options under the Incentive Plan.

    The Committee believes that aligning management's interest with those of stockholders is an important element of the Company's executive compensation plan. Stock options align the interests of employees and stockholders by providing value to the executive through stock price appreciation only. The stock options granted for the 1996 fiscal year have ten-year terms and are exercisable at the fair market value of the Company's stock on the date of grant beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares. The Committee granted options to purchase 1,285,000 shares of Common Stock to executive officers for the 1996 fiscal year, including options granted in lieu of higher cash bonuses. The Committee believes that such grants are appropriate in light of the relatively low salaries and cash bonuses (as compared to those received by executive officers of the Company's industry competitors) paid to the Company's executive officers during a year when the Company grew rapidly and the price of its stock increased at a much faster rate than that issued by industry competitors and the Nasdaq market in general.

    Future awards of stock options to persons other than the Company's CEO will be made periodically at the discretion of the Compensation Committee, based upon recommendations of the Company's CEO. The Compensation Committee alone, or in consultation with other directors (excluding the CEO), will continue to determine any option awards to the CEO. The size of such grants, in general, will be evaluated by regularly assessing competitive market practices, the individual's position and level of responsibility within the Company, and the overall performance of the Company, including its historic financial success and its future prospects. Grants also will take into account the differential between the levels of cash compensation paid by the Company, as compared to those of the Company's industry competitors. The Company believes that stock options are the single most important element in providing an incentive for performance of management, both at the Company level and at its subsidiaries, and intends to continue to award significant numbers of stock options to officers and key employees.

    The Committee intends, to the extent possible, that options and other equity-based awards granted to executive officers under the Incentive Plan be deductible for federal tax purposes. Stock option awards granted under the Incentive Plan are deductible in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Compensation Committee considers several factors in establishing the Chief Executive Officer's compensation package, including market pay practices, performance level, experience, contributions toward achievement of strategic goals and the overall financial and operating success of the Company. As discussed above, the Committee did not change Mr. Ledecky's base salary level for the Company's 1996 fiscal year because of the Company's recent formation. During the 1996 fiscal year, however, the Committee concluded that a significant change to Mr. Ledecky's overall compensation was both appropriate and necessary, in light of a variety of factors, including, primarily, the extent to which Mr. Ledecky's compensation was significantly lower than that received by the chief executives of the Company's competitors and the critical role Mr. Ledecky plays in leading the Company's rapid growth. An independent compensation consultant confirmed that Mr. Ledecky's overall compensation was lower than the compensation that the Company's competitors pay to their chief executives, even though the Company's stock price increased during fiscal 1996 at a much faster rate than did the price of its competitors' stock. The Committee also considered that Mr. Ledecky's leadership, background and skills has enabled the Company to pursue a very aggressive acquisition program without having to retain and pay substantial transaction fees to outside investment bankers or brokers.

    In light of the foregoing, Mr. Ledecky's expected ongoing contributions to the Company and to stockholder value, the Committee's assessment of the level of compensation that Mr. Ledecky could command in the open market, and the Committee's desire to encourage Mr. Ledecky's continued performance, the Committee decided to make a substantial prospective change in Mr. Ledecky's compensation. The Committee chose not to award Mr. Ledecky a cash bonus for fiscal 1996, but rather to increase his base salary for fiscal 1997 to $950,000, a level that is closer to amounts paid by the Company's competitors to their chief executives, and to consider, in the future, incentive cash bonuses and additional stock awards to compensate him. Mr. Ledecky was not awarded stock options as a year-end bonus for fiscal 1996 because he previously had received total options for 250,000 shares during the 1996 calendar year, which is the limit on the calendar year grants to any one individual under the terms of the Incentive Plan. If the amendment to this limitation in the Incentive Plan is approved, the Committee will consider the grant of additional options to Mr. Ledecky during the current calendar year.

                                          COMPENSATION COMMITTEE:
                                          Edward J. Mathias
                                          John A. Quelch

                                   PROPOSAL 2

                     ADOPTION OF AMENDMENT TO THE COMPANY'S
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

    The Board of Directors has approved and recommends to the stockholders a proposal (i) to adopt an amendment to Article Four of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of shares of Common Stock authorized for issuance from 100,000,000 shares to 500,000,000 shares, with a conforming increase in the number of shares of all classes of stock the Company has authority to issue from 100,500,000 shares to 500,500,000 shares and (ii) to restate the Certificate of Incorporation to reflect the foregoing amendment.

    The Board of Directors recommends your approval of the following Resolution:

       RESOLVED, that the first paragraph of Article Four of the Certificate of Incorporation be amended to read:

       The total number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred Million Five Hundred Thousand (500,500,000) shares, of which Five Hundred Thousand (500,000) shares, designated as Preferred Stock, shall have a par value of One Tenth of One Cent ($.001) per share (the "Preferred Stock"), and Five Hundred Million (500,000,000) shares, designated as Common Stock, shall have a par value of One Tenth of One Cent ($.001) per share (the "Common Stock").

PURPOSE OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 500,000,000. As of the Record Date, the Company had 34,702,891 shares of Common Stock and no shares of Preferred Stock outstanding. In addition, as of the Record Date, the Company had 9,896,181 shares reserved for issuance upon exercise of outstanding convertible subordinated notes, 16,499,940 shares reserved for issuance under the Company's acquisition shelf registration statement (of which over ten million  shares  are expected  to  be issued  during  the next  three  months as consideration for companies that the Company expects to acquire), 6,500,000 shares registered for issuance under the Incentive Plan (including upon exercise of outstanding stock options currently exercisable for 248,167 shares), 422,676 shares reserved for issuance in connection with previously consummated acquisitions and 500,000 shares reserved for issuance under the Company's Stock Purchase Plan (of which 68,645 shares were reserved for employee purchases made as of June 30, 1996). If the stockholders approve the proposals to amend the Incentive Plan and the Stock Purchase Plan and adopt the Deferral Plan and the Directors' Plan, 12,519,108 shares will be reserved for issuance under those plans based upon the number of shares of Common Stock outstanding on the Record Date. If the new plans are adopted and the existing plans are amended, the Company will have 25,959,204 shares that are not reserved and, therefore, are available for issuance.

    The additional 400,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting. Holders of the Common Stock are entitled to one vote per share on all matters voted on by stockholders, including the proposed amendment and restatement of the Certificate of Incorporation.

    The Board of Directors recommends the increase in the number of authorized shares of Common Stock so that the Board has the flexibility in the future, if it determines that such action is appropriate in light of market conditions, to declare stock splits in the form of stock dividends. At present, the number of the Company's authorized shares severely limits the Board's ability to declare a stock split, except on very limited bases (such as a 5-for-4 split). The Board believes that a high market price for its Common Stock may reduce the liquidity of the Common Stock. Therefore, the Board may want to declare stock splits in the future. The Board has not determined to declare a stock split at this time but may do so in the future if it concludes that a stock split would be in the best interests of the Company and its stockholders. The market price of the Company's stock on July 18, 1996 was $32.375.

    The Board also believes that the increase in the authorized shares of Common Stock is necessary and appropriate because it will enable the Company to continue to use shares of Common Stock as consideration for acquisitions, for compensation purposes and for capital raising.

    In the opinion of the Board of Directors, having a substantial number of shares of Common Stock available for future issuance upon action by the Board of Directors gives the Company greater flexibility in meeting future needs for stock issuances. Accordingly, the Board of Directors has determined that it is in the best interests of the Company and its stockholders that the Company's
Certificate of Incorporation be amended to increase the number of authorized shares.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the adoption of the amendment to Article Four and the restatement of the Company's Certificate of Incorporation.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO ARTICLE FOUR AND THE RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 3

                         ADOPTION OF AMENDMENT NO. 2 TO
                       THE 1994 LONG-TERM INCENTIVE PLAN

    The Board of Directors has approved and recommends to the stockholders the adoption of an amendment to the 1994 Long-Term Incentive Plan (the "Incentive Plan") which (i) increases the annual (calendar year) per-employee limitation on the number of shares relating to option grants and other awards from 250,000 to 750,000, (ii) eliminates the requirement that the option price for stock options must be at least equal to the fair market value of the Common Stock on the date of grant, and (iii) increases the limitation on the number of shares of Common Stock that may be subject to outstanding awards from 15% to 20% of the total number of shares of Common Stock outstanding. The amendment will not be effective unless and until stockholder approval is obtained.

    In the Board's judgment, the Incentive Plan provides one of the Company's most important competitive advantages in its acquisition program, as well as a critical long-term incentive for a broad range of employees. The Company believes that the Company's policy of granting stock options to a broad base of employees has provided it with a critical advantage in attracting acquisition candidates as the market for acquiring office products companies has become increasingly competitive. The Company does not believe that its major competitors offer any similar long-term, equity-based incentives to a broad range of employees.

    During fiscal 1996, options for a total of 1,479,597 shares of Common Stock were granted to a total of 774 employees of the Company (other than the Company's executive officers). A significant portion of these stock option awards were made to a wide range of non-owner employees of newly acquired companies. In addition, during fiscal 1996, the Compensation Committee of the Board of Directors authorized the issuance of stock options for an additional 450,611 shares, to be awarded to employees of newly acquired companies within a year of the completion of their acquisitions by the Company. Because these stock options have a ten-year term and vest at a rate of 25% per year after grant, the Incentive Plan permits the Company to provide its employees at all levels with a strong incentive to seek increased stockholder value over the long term.

    The purpose of these amendments is to provide the Compensation Committee with maximum flexibility to award long-term, equity-based incentives to a wide range of employees. It is expected that such flexibility will be critical both as a part of the Company's ongoing acquisition plan (as a unique attraction that the Company can offer as an acquiror) and as a part of its policy to encourage employees at all levels to focus on the long-term growth of stockholder value.

    The Board believes that this flexibility in awarding long-term compensation is important for several reasons. First, it allows for greater use of equity-based incentives, as opposed to current cash compensation, for managers and other employees, which, in the Board's judgment, promotes a better alignment of the interests of managers and stockholders and also encourages key managers to remain with the Company over an extended period. Second, by increasing the number of shares that may be awarded under the Incentive Plan, the Board of Directors seeks to ensure that long-term incentives can continue to be awarded to a broad range of employees and will remain available for ongoing, strategic use as an attractive component of the Company's acquisition program. Third, the Board believes that added flexibility under the Incentive Plan may be necessary to attract additional senior executives as the Company grows. Fourth, upon occasion in connection with a major acquisition, management of the Company believes that it may be able to offer substantial option grants to reduce the up-front price paid by the Company for the acquired business and/or to encourage the owners of businesses being acquired to remain employed by the Company for an extended period of time (where such owners are deemed to be particularly valuable employees). The Board of Directors expects that annual option grants for in excess of 250,000 shares or at exercise prices below the market price will be made only rarely, when special circumstances warrant or demand unique compensation arrangements, such as in connection with a major acquisition.

DESCRIPTION OF THE INCENTIVE PLAN

    The Incentive Plan, as amended and restated, is set forth as Exhibit A to this Proxy Statement, and the description of the Incentive Plan contained herein is qualified in its entirety by reference to Exhibit A.

    In October 1994, the Board of Directors and the Company's stockholders approved the Incentive Plan. In 1995, the Board adopted, and the Company's stockholders approved, Amendment No. 1 to the Incentive Plan. The purpose of the Incentive Plan is to provide officers, key employees and consultants of the Company and its subsidiaries with additional incentives by increasing their ownership interests in the Company. Awards may be granted by the Compensation Committee of the Board of Directors and may include: (i) options to purchase shares of Common Stock, including incentive stock options ("ISOs"), non-qualified stock options or both, which options may contain automatic reload features; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) performance awards, consisting of a right to receive either cash in an amount determined with reference to the value of the Common stock or a fixed dollar amount payable in cash, or a combination of both;
(iv) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or (v) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the Common Stock. The flexible terms of the Incentive Plan are intended to, among other things, permit the Compensation Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or a part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. Awards granted under the Incentive Plan are not assignable or transferable except by the laws of descent and distribution.

    The Compensation Committee of the Board of Directors, which administers the Incentive Plan, has the authority, among other things, to: (i) select the officers and other key employees and consultants entitled to receive awards under the Incentive Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or units or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the Incentive Plan, including, any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provisions or waivers thereof. The exercise price at which shares of Common Stock may be purchased pursuant to the grant of stock options under the Incentive Plan is required to be determined by the Compensation Committee at the time of grant in its discretion, which discretion includes, subject to the approval of Amendment No. 2 to the Incentive Plan ("Amendment No. 2"), the ability to set an exercise price that is below the fair market value of the shares of Common Stock covered by such grant at the time of grant.

    Subject to the approval of Amendment No. 2, the maximum number of shares of Common Stock that may be subject to outstanding awards, determined immediately after the grant of any award, will be equal to 20% of the aggregate number of shares of the Company's Common Stock outstanding at such time. In addition, subject to the approval of Amendment No. 2, no individual may receive awards in any one calendar year relating to more than 750,000 shares of Common Stock.

    The Incentive Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

FEDERAL TAX CONSEQUENCES

    The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Incentive Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Incentive Plan.

    The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the grantee or the Company. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction equal to the among recognized as ordinary income by the participant.

    A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in short-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

    With respect to awards granted under the Incentive Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

    Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act when they acquire stock in a transaction deemed to be a nonexempt purchase under the statute, upon exercise of a derivative security within six months after the exempt grant of such derivative security under the Incentive Plan or in other kinds of transactions under the Incentive Plan (such as payment of the exercise price of an option by surrender of previously acquired common stock).

    Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to the chief executive office and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will qualify as such "performance-based compensation," although other awards under the Incentive Plan may not so qualify.

    No awards have been granted pursuant to Amendment No. 2 to the Incentive Plan. Future awards that may in the future be received by or allocated to the named executive officers, or to such other groups of persons, cannot be determined at this time.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of Amendment No. 2 to the Incentive Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF AMENDMENT NO. 2 TO THE COMPANY'S LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 4

              APPROVAL OF THE EXECUTIVE DEFERRED COMPENSATION PLAN

    The Board of  Directors has approved  and recommends to  the stockholders  a proposal to approve and ratify the adoption of the Executive Deferred Compensation Plan (the "Deferral Plan"). The Deferral Plan is intended to permit key employees of the Company and its subsidiaries to convert a portion of their cash salaries and/or bonuses into shares of Common Stock (or stock options), as well as to provide them with a tax benefit by allowing them to defer receipt of their compensation. The Board believes that the Deferral Plan will enhance its ability to retain and recruit key employees without increasing costs to the Company. The Board also considers the Deferral Plan to be a desirable complement to the Company's general goal of encouraging employees to be compensated through long-term, equity based incentives that tend to align the interests of the Company's employees and its stockholders. The Deferral Plan will not be effective unless or until stockholder approval is obtained.

DESCRIPTION OF THE PLAN

    The following summary of the material terms of the Deferral Plan is qualified in its entirety by reference to the full text of the Deferral Plan, attached hereto as Exhibit B.

    The Deferral Plan will be administered by the Board of Directors of the Company (or a committee thereof). The Deferral Plan will enable key employees of the Company or its subsidiaries who are selected for participation thereunder to elect to defer receipt of all or some portion of their salary or bonus. The Board may permit or require that some or all of the deferred amounts be converted to Common Stock, deferred stock, stock options, or some other equity-based instrument.

    To the extent the deferred amount is not converted into an equity-based instrument, it will be credited to a bookkeeping account, which account will be credited with earnings by reference to a notional investment or investments as determined by the Board, or, if permitted by the Board, as determined by plan participants. The Board may permit such deferrals to be deposited in trust, in which case amounts credited will be determined by reference to actual investments of the trust. In any case, the deferred amounts, and earnings credited thereto (whether or not deposited in trust), will generally remain subject to the claims of the Company's creditors.

    To the extent deferred amounts are to be converted into equity-based awards, the Board will have the discretion to determine the form and amount of the award, although it is anticipated that such awards will be granted in a form and amount that approximate the value of the amount deferred. The award may take the form of any equity-based instrument that is permitted to be issued under the Incentive Plan, including, but not limited to, deferred stock and stock options. Awards issued in connection with the deferral of compensation will generally be non-forfeitable.

    If approved, a total of 4,000,000 shares of Common Stock will be reserved and available for issuance under the Deferral Plan. Such shares may be authorized and unissued shares or treasury shares. If any award expires without having been exercised in full, the shares subject to the unexercised portion of the award will again be available for issuance under the Deferral Plan. The aggregate number and kind of shares issuable under the Deferral Plan and the number and kind of shares subject to outstanding awards and the exercise price thereof will be appropriately adjusted by the Board in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, certain other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting Common Stock, in order to prevent dilution or enlargement of rights under the Deferral Plan.

    The Deferral Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common

Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

    The Deferral Plan will become effective upon its approval by stockholders. Unless earlier terminated by the Board, the Deferral Plan will terminate when no shares remain available under the Deferral Plan and the Company and participants have no further rights and obligations under the Deferral Plan.

    It is not possible at present to predict the number of shares that will be issued under the Deferral Plan to key employees in connection with the conversion of their cash compensation.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted and acquisitions of stock or deferred stock in lieu of fees under the Deferral Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to employees who participate in the Deferral Plan.

    If a key employee elects to defer any portion of his or her cash compensation, he or she will not recognize ordinary income at the date the compensation would otherwise have been paid or as a result of the crediting of earnings on deferred amounts or the conversion of such amounts into an equity-based award. With respect to amounts not converted to an equity-based award, such amounts will be taxable as ordinary income upon distribution of such amounts to the key employee. With respect to amounts that are so converted, the tax consequences will depend upon the type of award. These tax consequences are described above under the discussion of the Proposal 3 relating to the Incentive Plan. Subject to Section 162(m) of the Internal Revenue Code, the Company is generally entitled to a tax deduction at such time and in such amount that corresponds to the employee's inclusion of ordinary income.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Deferral Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE DEFERRAL PLAN.

                                   PROPOSAL 5

            APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    The Board of Directors has approved and recommends to the stockholders a proposal to approve and ratify the adoption of the 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The Directors' Plan is intended to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors. The Directors' Plan will not be effective unless or until stockholder approval is obtained.

    Non-employee directors are not eligible to receive awards under the Incentive Plan. The Board of Directors has determined that it would be in the best interests of the Company to grant stock options to non-employee directors. In addition, the Board concluded that non-employee directors who might desire to increase their proprietary interest in the Company should be permitted to elect to receive cash fees in the form of Common Stock. The Board therefore adopted the Directors' Plan to provide for option grants and elective acquisitions of Common Stock (including deferred stock, as described below).

DESCRIPTION OF THE PLAN

    The following summary of the material terms of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan, attached hereto as Exhibit C.

    The Directors' Plan generally provides for an initial grant to each person who becomes a director and who is not an employee of the Company or any subsidiary of a stock option to purchase 21,000 shares of Common Stock, and in each subsequent year that he is re-elected, if any, an annual grant with respect to 6,000 shares of Common Stock. This year only, each non-employee who served as a director on the day before the Annual Meeting, and who is elected at the Annual Meeting to continue to serve as a director, shall be granted, on the date of the Annual Meeting, a stock option to purchase an additional 6,000 shares of Common Stock (options for a total of 27,000 shares).

    Stock options granted under the Directors' Plan are non-qualified stock options having an exercise price equal to 100% of the fair market value of the Common Stock at the date of grant. Directors are not required to pay any cash consideration at the time of grant of options. A director may pay the exercise price of an option in cash or by surrendering previously acquired shares of Common Stock.

    Stock options granted under the Directors' Plan become exercisable as to 50% of the shares of Common Stock subject to such option on each six-month anniversary of the date of grant, although a directors' option will become immediately exercisable if the optionee ceases serving as a director due to death or upon a Change in Control, as defined in the Directors' Plan. Such options will expire at the earlier of (i) ten years after the date of grant, or
(ii) one year after the optionee ceases serving as a director; PROVIDED, HOWEVER, that a director's option may be exercised after the director ceases to serve as a director for any reason only to the extent that the option was exercisable at the date he or she ceased to be a director. Unless otherwise determined by the Board, options generally are not transferable by the optionee other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the director's lifetime only by the director.

    The Directors' Plan also will permit a non-employee director to elect to receive fees otherwise payable in cash in the form of Common Stock, or defer receipt of such fees in the form of "deferred stock." The director may make such election for up to 100% of the fees otherwise payable to him or her, including annual retainer fees, fees for service on a Board committee, and fees for service as chairman of a Board committee. If a director elects to receive fees in the form of Common Stock, the Company will issue to the director or to an account designated by the director a number of shares having an aggregate fair market value equal to the fees (or as nearly as possible equal to the fees) that would have been payable at that date but for the director's election to receive shares instead. If a director elects to receive fees in the form of deferred stock, the Company will credit a deferral account established for the director with a number of shares of deferred stock equal to the number of shares (including fractional shares) having an aggregate fair market value at that date equal to the fees that otherwise would have been payable at such date but for director's election to receive deferred stock instead. When, as, and if dividends are declared and paid on Common Stock, dividend equivalents will be credited on deferred stock then credited to a director's account, which amounts generally will be deemed to be reinvested in additional deferred stock. A director's deferred stock account will be settled, at such time or times as may be elected by the director in his or her original deferral election form, by delivering one share of Common Stock for each share of deferred stock then credited to the account and subject to such settlement, together with cash in lieu of any fractional share. Shares of Common Stock and deferred stock acquired under the Directors' Plan will be non-forfeitable.

    A total of 750,000 shares of Common Stock will be reserved and available for issuance under the Directors' Plan if it is approved. Such shares may be authorized and unissued shares or treasury shares. If any stock option expires without having been exercised in full, the shares subject to the unexercised portion of the option will again be available for issuance under the Directors' Plan. The aggregate number and kind of shares issuable under the Directors' Plan, the number and kind of shares subject to outstanding options and the exercise price thereof, and the number and kind of shares to be issued in settlement of deferred stock will be appropriately adjusted by the Board in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, certain other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting Common Stock, in order to prevent dilution or enlargement of directors' rights under the Directors' Plan.

    The Directors' Plan will be administered by the Board of Directors, provided that any action by the Board will be taken only if approved by vote of a majority of the directors who are not then eligible to participate in the Directors' Plan. The Directors' Plan may be amended, altered, suspended, discontinued, or terminated by the Board without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted or the Board, in its discretion, determines to seek stockholder approval in any circumstance in which it deems such approval advisable. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility.

    The Directors' Plan will become effective upon its approval by stockholders. Unless earlier terminated by the Board, the Directors' Plan will terminate when no shares remain available under the Directors' Plan and the Company and directors have no further rights and obligations under the Directors' Plan.

    The following table sets forth the number of options that are to be granted on the date of the Annual Meeting to non-employee directors as a group under the Directors' Plan assuming all nominees for election are in fact elected. It is not possible at present to predict the number of shares that will be issuable under the Directors' Plan to non-employee directors as Common Stock or in connection with deferred stock in lieu of fees.

                               NEW PLAN BENEFITS
                       NON-EMPLOYEE DIRECTORS' STOCK PLAN

                            NAME AND POSITION                               NUMBER OF OPTIONS
- --------------------------------------------------------------------------  ------------------
Non-employee directors as a group (4 persons).............................       108,000

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted and acquisitions of stock or deferred stock in lieu of fees under the directors' Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to directors who participate in the Directors' Plan.

    The grant of an option will create no tax consequences for the optionee or the Company. Upon exercise of an option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis (i.e., the exercise price plus the amount recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of option shares.

    If a director acquires Common Stock in lieu of cash fees, he or she will recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of acquisition. If a director acquires deferred stock in lieu of cash fees, he or she will not recognize ordinary income at the date the fees would otherwise have been paid or as a result of the crediting of deferred stock to his or her account (including upon deemed reinvestment of dividend equivalents). The director will, however, at the date of settlement of the deferred stock by issuance of Common Stock to the director, recognize ordinary income equal to the fair market value of the Common Stock acquired at that date. The Company is generally entitled to a tax deduction at such time and in such amount that corresponds to the director's inclusion of ordinary income.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Directors' Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE DIRECTORS' PLAN.

                                   PROPOSAL 6

                         ADOPTION OF AMENDMENT NO. 2 TO
                        THE EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors has approved and recommends to the stockholders the adoption of an amendment to the U.S. Office Products Company 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan") which increases the limitation on the number of shares of Common Stock available for issuance under the Stock Purchase Plan from 500,000 to 1,000,000. The amendment will not be effective unless or until stockholder approval is obtained. Given the rapid growth of the Company and its subsidiaries, and the consequent expansion of the employee workforce, the Board determined that the number of shares of Common Stock currently available for issuance under the Stock Purchase Plan would soon be insufficient. The Board considers the Stock Purchase Plan, like the Incentive Plan, to be an important attraction for prospective employees as the Company competes for acquisitions in the office products business. Since November 1, 1995, when the Stock Purchase Plan was implemented, through April 30, 1996, a total of 882 of the Company's employees participated in the Stock Purchase Plan and have acquired a total of 68,645 shares of Common Stock.

DESCRIPTION OF THE STOCK PURCHASE PLAN

    The Stock Purchase Plan, as amended and restated, is set forth as Exhibit D to this Proxy Statement, and the description of the Stock Purchase Plan contained herein is qualified in its entirety by reference to Exhibit D.

    Effective November 1, 1995, the Board of Directors and the Company's stockholders approved the Stock Purchase Plan. In 1996, the Board adopted Amendment No. 1 to the Stock Purchase Plan. The purpose of the Plan is to encourage employee participation in the ownership of the Company by offering eligible employees of the Company and its subsidiaries an opportunity to purchase Common Stock of the Company at a discount through payroll deductions.

    Under the Stock Purchase Plan, eligible employees of the Company and its subsidiaries may participate by electing to have payroll deductions made in an amount of not less than 1% nor more than 10% of the employee's compensation, provided that the Market Value (as defined in the Stock Purchase Plan) of Common Stock (determined at the beginning of each Purchase Period) purchased in any year may not exceed $25,000. All permanent employees will be eligible to participate upon completion of 90 days of continuing employment. However, any beneficial owner of 5% or more of the Common Stock shall not be eligible to participate.

    Eligible employees may elect to participate by delivering a completed purchase agreement prior to the beginning of a fiscal year quarter, referred to in the Stock Purchase Plan as a "Purchase Period". At the end of each Purchase Period, each participant's payroll deductions are applied to acquire Common Stock at a price equal to 85% of the Market Value (as defined in the Stock Purchase Plan) of the Common Stock on either the first day or the last day of the Purchase Period, whichever is lower. Shares purchased under the Stock Purchase Plan may not be sold or otherwise disposed of for a period of one year from the last day of the Purchase Period (the "Exercise Date").

    Employees may voluntarily withdraw from participation in the Stock Purchase Plan by notifying the Company at such time in advance as the committee designated to administer the Stock Purchase Plan shall determine. An employee's participation shall cease upon termination of employment for any reason, or otherwise if such employee no longer qualifies as an eligible employee. Upon any withdrawal from participation, all payroll deductions not applied to purchase Common Stock will be returned to the employee.

    Subject to the approval of Amendment No. 2 to the Stock Purchase Plan, the number of shares of Common Stock reserved for purchase under the Stock Purchase Plan is 1,000,000. Except pursuant to an adjustment as a result of a change in the Company's capital structure, the number of shares of

Common Stock reserved for purchase under the Stock Purchase Plan will not be decreased as a result of a decrease in the number of shares outstanding. Such reserved shares may be made available by the Company from either authorized and unissued shares or treasury shares.

    The Stock Purchase Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

FEDERAL INCOME TAX CONSIDERATIONS

    The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code, and it is intended to comply with the provisions of Sections 421 and 424 of the Internal Revenue Code as well.

    Under the Internal Revenue Code as currently in effect, there are no federal income tax consequences in connection with the acquisition of Common Stock pursuant to the Stock Purchase Plan until the year in which the participant sells or otherwise disposes of the shares, or, if earlier, the year in which the participant dies. However, social security (FICA) taxes are applicable on each Exercise Date to the amount of that the purchase price is discounted from the fair market value of the shares. If the shares are sold or otherwise disposed of prior to a participant's death, then the income tax consequences will depend upon whether or not the shares are sold within two years after the applicable Offering Date.

    If the shares are sold or disposed of more than two years after the applicable Offering Date, then the participant will recognize ordinary income in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Offering Date, or (ii) the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the amount paid for the shares, and the Company will not be entitled to any income tax deduction. If the shares are sold or otherwise disposed of within two years after the applicable Offering Date, a participant will generally recognize ordinary income in the amount by which the fair market value of the shares on the applicable Exercise Date exceeds the amount paid for the shares, and the Company will be entitled to a corresponding income tax deduction.

    In either case, the participant may also have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount paid for the shares plus the amount of ordinary income which the participant must recognize at the time of the sale).

    In the event of the death of a participant prior to a sale or other disposition of the shares (whether or not within two years after the applicable Offering Date), a participant will be subject to ordinary income tax in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Offering Date, or (ii) the amount, if any, by which the fair market value of the shares as of the date of death exceeds the amount actually paid for the shares.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of amendment to the Stock Purchase Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF AMENDMENT NO. 2 TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 7

                      APPOINTMENT OF INDEPENDENT AUDITORS

    Upon recommendation of the Audit Committee of the Board of Directors, and subject to ratification by the stockholders, the Board of Directors has appointed Price Waterhouse LLP as independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending April 30, 1997. Price Waterhouse LLP has served as the Company's independent accountants since its formation in October 1994. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent accountants.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE 1997 FISCAL YEAR.

                              CERTAIN TRANSACTIONS

    In connection with the acquisition by the Company of businesses, the Company may issue shares of Common Stock to persons who become directors, executive officers or holders of 5% of the Common Stock of the Company. During the 1996 fiscal year, the Company issued shares of Common Stock as consideration for shares of the businesses sold to the Company by the following persons who became directors of the Company: Mr. Copenhaver -- 116,906 shares; Mr. Gezon -- 119,512 shares; and Mr. Phillips -- 1,333,857 shares. In addition, in February and June 1996, the Company issued an aggregate of 2,200,145 shares of Common Stock (equivalent to 6.3% of the outstanding shares as of the Record Date) to Eric Watson, who is the president of the Company's international division, as consideration for his interests in Blue Star Group Limited ("Blue Star"). The Company acquired 51% of the shares of stock of Blue Star in February 1996 for $10 million in cash and 1,212,121 shares of Common Stock with a market value of $20 million and acquired the remaining 49% of the shares of stock of Blue Star in June 1996 in exchange for 1,052,632 shares of Common Stock.

    The Company leases office, warehouse and retail store space from two partnerships, a principal partner of which is Mr. Kuyers, a director of the Company. The Company believes that such leases are on terms not less favorable than would be obtainable in an arm's-length transaction from an unaffiliated third party. The amounts paid to these partnerships by The H.H. West Company, a wholly owned subsidiary of the Company, for the 1996 fiscal year was approximately $406,900, and, pursuant to the terms of the lease agreement, will increase by five percent (5%) for fiscal 1997.

    Mr. Phillips entered into an employment agreement with the Company on August 2, 1995 pursuant to which he is paid $24,000 per year for consulting services rendered to the Company in connection with acquisitions and the operations of Mills Morris Arrow, Inc., a wholly owned subsidiary of the Company.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    Any proposal to be presented by a stockholder at the Company's 1996 Annual Meeting of Stockholders must be received by the Company no later than March 24, 1997, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this proxy statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

                                                                       EXHIBIT A

                          U.S. OFFICE PRODUCTS COMPANY
                              AMENDED AND RESTATED
                         1994 LONG-TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of this 1994 Long-Term Incentive Plan (the "Plan") of U.S. Office Products Company, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

    2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards, are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

        (a) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

        (b) "BENEFICIARY" shall mean the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) A "CHANGE IN CONTROL" shall be deemed to have occurred if:

           (i) any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company;

           (ii) the individuals (A) who, as of the closing date of the Company's initial public offering, constitute the Board of Directors of the Company (the "Original Directors") or (B) who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (C) who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional
       Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board of Directors of the Company;

          (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).

        (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

        (f) "COMMITTEE" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that to the extent necessary to comply with Rule 16b-3, the Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

        (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

        (h) "FAIR MARKET VALUE" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations, (ii) the "fair market value" of Stock on the date on which shares of Stock are first issued and sold pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering and (iii) the "fair market value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors.

        (i) "INITIAL PUBLIC OFFERING" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

        (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

        (k) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

        (l) "PARTICIPANT" means  a person  who, at  a time  when eligible  under
    Section 5 hereof, has been granted an Award under the Plan.

        (m) "RULE 16B-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (n) "STOCK" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

    3.  ADMINISTRATION.

        (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

           (i) to select Participants to whom Awards may be granted;

           (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

           (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

         (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

        (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

        (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

    4.  STOCK SUBJECT TO PLAN.

        (a) AMOUNT OF STOCK RESERVED. The total amount of Stock that may be subject to outstanding Awards, determined immediately after the grant of any Award, shall not exceed the greater of 855,000 shares or 20% percent of the total number of shares of Stock outstanding. Notwithstanding the foregoing, the number of shares that may be delivered upon exercise of ISOs shall not exceed 855,000 under the Plan, and the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(f)) shall not in the aggregate exceed 855,000 under the Plan, provided, however, that shares subject to ISOs, Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        (b) ANNUAL PER-PARTICIPANT LIMITATIONS. During any calendar year, no Participant may be granted Options and other Awards under the Plan that may be settled by delivery of more than 750,000 shares of Stock. In addition, with respect to Awards that may be settled in cash, no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

        (c) ADJUSTMENTS. In the event of any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock deemed to be available thereafter for grants of Awards under
    Section 4(a) (including with respect to the limitations relating to ISOs and to Restricted and Deferred Stock), (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Awards,
    (iii) the number of shares with respect to which Awards may be granted to a given Participant in the specified period as set forth in Section 4(b), and
    (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cash payments in exchange for an Award or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, and no such adjustment shall be authorized with respect to Options or other Awards granted in accordance with Section 7(f) hereof to the extent that such authority would cause such Options or other Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)).

    5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment. The foregoing notwithstanding, Non-Employee Directors who are members of the Committee shall not be eligible to be granted Awards under the Plan.

    6.  SPECIFIC TERMS OF AWARDS.

        (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Sections 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

        (b)   OPTIONS.    The  Committee  is  authorized  to  grant  Options  to
    Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

            (i)   EXERCISE  PRICE.    The exercise  price  per  share  of  Stock
       purchasable under an Option shall be determined by the Committee.

            (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of
       Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

           (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code.

            (iv) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three month period following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Participant shall immediately terminate.

        (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

            (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

            (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

        (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

            (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes. Notwithstanding anything contained herein to the contrary (other than Section 7(g)), all Restricted Stock Awards, other than an Award granted pursuant to Section 7(f), shall be forfeited upon a Participant's termination of employment or other service with the Company and its subsidiaries within three years of the date the award is granted, provided, however, that the Committee may make exceptions in the event such termination is by reason of the Participant's death or disability.

           (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted

       Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

        (e)   DEFERRED  STOCK.   The Committee  is authorized  to grant Deferred
    Stock to Participants, subject to the following terms and conditions:

            (i) AWARD AND RESTRICTIONS. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

            (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes. Notwithstanding anything contained herein to the contrary (other than Section 7(g)), all Deferred Stock Awards, other than an Award granted pursuant to Section 7(f), shall be forfeited upon a Participant's termination of employment or other service with the Company and its subsidiaries within three years of the date the award is granted, provided, however, that the Committee may make exceptions in the event such termination is by reason of the Participant's death or disability.

        (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from
    Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

        (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles as the Committee may specify.

        (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 6(h).

    7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

        (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

        (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

        (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

        (d)  RULE 16B-3 COMPLIANCE.

            (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise exercise a derivative security or dispose of Stock delivered upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) Stock delivered under the Plan other than upon exercise or conversion of a derivative security granted under the Plan shall be held for at least six months from the date of acquisition, and (ii), with respect to a derivative security granted under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

            (ii) NONTRANSFERABILITY. Awards which constitute derivative securities (including any Option, SAR, Limited SAR, or similar right) under the general definition set forth in Rule 16a-1(c)(3)(i) under the Exchange Act shall not be transferable by a Participant except by will or the laws of descent and distribution (or pursuant to a Beneficiary designation) and, in the case of any Option or SAR, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

           (iii) REFORMATION TO COMPLY WITH EXCHANGE ACT RULES. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, other provisions of the Plan notwithstanding, the exercise price of any Award carrying a right to exercise granted to a Participant subject to Section 16 of the Exchange Act shall be not less than 50% of the Fair Market Value of Stock as of the date such Award is granted if such pricing limitation is required under Rule 16b-3 at the time of such grant.

        (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

        (f) PERFORMANCE-BASED AWARDS TO "COVERED EMPLOYEES". Other provisions of the Plan notwithstanding, the provisions of this Section 7(f) shall apply to any Award the exercisability or settlement of which is subject to the achievement of performance conditions (other than an Option or SAR granted with an exercise or base price at least equal to 100% of Fair Market Value of Stock on the date of grant) if such Award is granted to a person who, at the time of grant, is a "covered employee." The definition of "covered employee," and other terms used in this Section 7(f), shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder (including Proposed Regulation 1.162-27). The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this
    Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)). The following business criteria shall be used by the Committee in connection with a performance objective:

           (1) Annual earnings before payment of taxes and interest;

           (2) Annual earnings per share; and/or

           (3) Annual return on common equity.

    Achievement of performance objectives shall be measured over a period of one, two, three, or four years, as specified by the Committee. No business criteria other than those named above may be used in establishing the performance objective for an Award to a covered employee. For each such Award relating to a covered employee, the Committee shall establish the targeted level or levels of performance for each business criteria. Performance objectives may differ for Awards under this Section 7(f) to different covered employees. The Committee may determine that an Award under this Section 7(f) shall be payable upon achievement of any one of the performance objectives or may require that two or more of the performance objectives must be achieved in order for an Award to be payable. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award under this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be made in writing. The Committee may not delegate any responsibility under this Section 7(f).

        (g) ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Committee in an Award Agreement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control.

    8.  GENERAL PROVISIONS.

        (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to deliver Stock upon the exercise or settlement of any Award or take other actions under the Plan until the Company shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Award may be subject have been satisfied. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan.

        (b) NONTRANSFERABILITY. In addition to the restrictions on transferability set forth in Section 7(d)(ii) (which apply to all Participants whether or not they are otherwise subject to Section 16 under the Exchange Act), Awards and other rights of Participants under the Plan may not be transferred to third parties, pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of creditors.

        (c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or person providing consulting or other services the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or terminate any contract with a person providing consulting or other services at any time.

        (d) TAXES. The Company or any subsidiary is authorized to withhold from any Award granted or to be settled, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

        (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

        (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, and other persons. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

        (g)   UNFUNDED  STATUS OF  AWARDS;  CREATION OF  TRUSTS.   The  Plan  is
    intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

        (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Company that Options and other Awards subject to the performance objectives specified under Section 7(f) granted under the Plan to persons who are "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(c)(2)) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(e), and subject to the transition rules under Proposed Regulation 1.162-27(h)(2)) thereunder. Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award granted to a "covered employee" does not comply or is inconsistent with the requirements of Code
    Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a "covered employee" in connection with any such Award upon attainment of the performance objectives.

        (k) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

        (l) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the date of its adoption by the Board and shall continue in effect until terminated by the Board.

                                                                       EXHIBIT B

                          U.S. OFFICE PRODUCTS COMPANY
                      EXECUTIVE DEFERRED COMPENSATION PLAN

    1. PURPOSE. The purpose of this Executive Deferred Compensation Plan (the "Plan") of U.S. Office Products Company, a Delaware corporation (the "Company"), is to benefit selected management or highly compensated employees of the Company and its subsidiaries by allowing such employees to defer receipt of a portion of their compensation and/or convert such compensation into an equity-based award.

    2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

        (a) "ADMINISTRATOR" shall mean the body designated to administer the Plan pursuant to Section 4.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "DEFERRAL ACCOUNT" shall mean an account established on the books of the Company or a subsidiary of the Company on behalf of a Participant to which debits and credits shall be made as provided herein. The Deferral Account is a bookkeeping device used to measure the amount of compensation payable in the future and does not constitute a trust fund, escrow, or asset segregation.

        (d) "DEFERRAL AGREEMENT" shall mean an agreement between an eligible employee and the Company or a subsidiary of the Company pursuant to which such employee elects to defer compensation otherwise payable to such employee.

        (e) "DEFERRED AMOUNTS" shall mean the amount of compensation that a Participant elects to defer pursuant to a Deferral Agreement.

        (f) "EQUITY-BASED AWARD" shall mean any award that is of a type that may be granted under the Company's 1994 Long-Term Incentive Plan, as such plan may be amended from time to time, including, but not limited to, stock options, deferred stock and restricted stock, PROVIDED, HOWEVER, that notwithstanding anything contained in such plan to the contrary, deferred stock and restricted stock may be granted with such forfeiture period, if any, as determined by the Administrator.

        (g)  "PARTICIPANT"  means   any  person  who   has  been  selected   for
    participation in the Plan, and who holds an outstanding Equity-Based Award, or on whose behalf an active Deferral Account is being maintained.

        (h) "SHARE" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

    3.  SHARES AVAILABLE UNDER THE PLAN.

        (a) Subject to adjustment as provided in Section 8, the total number of Shares reserved and available for issuance under the Plan pursuant to Equity-Based Awards is 4,000,000. If an Equity-Based Award valued by reference to Shares may only be settled in cash, the number of Shares to which such award relates shall be deemed to be Shares subject to such award for purposes of this Section 3(a). Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be delivered upon settlement of an outstanding Equity-Based Award will not be considered to be available after such award has been granted, except for purposes of issuance in connection with such award; PROVIDED, HOWEVER, that, if an award expires or is forfeited for any reason without having been exercised in full, the Shares subject to such award to the extent expired or forfeited will again be available for issuance under the Plan.

        (b) Subject to adjustment as provided in Section 8, during any calendar year, no Participant may be granted Equity-Based Awards under the Plan that may be settled by delivery of more than

    2,000,000 Shares. In addition, with respect to Equity-Based Awards that may be settled in cash, no Participant may be paid during any calendar year cash amounts relating to such awards that exceed the greater of the fair market value of the number of Shares set forth in the preceding sentence at the date of grant or the date of settlement of the award. This provision sets forth two separate limitations, so that awards that may be settled solely by delivery of Shares will not operate to reduce the amount of cash-only Equity-Based Awards, and vice versa; nevertheless, awards that may be settled in Shares or cash must not exceed either limitation.

    4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board or such committee as may be designated by the Board. In addition to the duties and powers described elsewhere in the Plan, the Administrator shall have the complete discretion and authority to resolve questions, disputes, or factual issues relating to eligibility for benefits or the amount of benefits under the Plan and to construe and interpret and supply omissions with respect to the terms and provisions of the Plan. Any decisions and determinations (including factual decisions and determinations) made by the Administrator pursuant to its duties and powers described in the Plan shall be conclusive and binding upon all parties. The Administrator may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Administrator shall determine, to perform such functions as the Administrator may determine.

    5. ELIGIBILITY. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Company and its subsidiaries. From that group, the Administrator shall select, in its sole discretion, employees who may participate in the Plan. The Administrator may terminate the participation of any Participant at any time.

    6.  DEFERRALS.

        (a) Each Participant may elect to defer receipt of such portion of his or her cash compensation (including base salary and bonus) as may be permitted by the Administrator. To the extent Deferred Amounts are not converted to Equity Based Awards pursuant to Section 7, the Deferred Amounts shall be credited to a Deferral Account.

        (b) The Deferral Account shall be credited (or debited) with such rate of return (or loss), which rate may be a set rate established by the Administrator, or may be determined by reference to the rate of return (including reinvestment of all distributions) on such market indices or registered investment companies as selected by the Administrator, or, if permitted by the Administrator, as selected by the Participant. The Deferral Account shall be debited with all distributions therefrom, and, if determined by the Administrator, fees relating to the administration of the Plan and any trust established hereunder. Unless otherwise determined by the Administrator and set forth in a Deferral Agreement, a Participant's right to the credit balance of the Deferral Account shall at all times be nonforfeitable.

        (c) In addition to the discretion provided elsewhere herein, the Administrator shall have the discretion to determine:

           (i) the time and manner in which a Participant may elect to defer compensation under the Plan;

           (ii) a minimum and maximum amount that may be deferred;

          (iii) the period of the deferral (including whether to permit early distribution on account of the occurrence of certain events, such as termination of employment, hardship, or change in control, and whether to extend the period under certain circumstances, including a subsequent election by the Participant or the need to avoid application of section 162(m) of the Internal Revenue Code);

          (iv) the form in which the Deferral Account shall be distributed (i.e., lump-sums or installments);

           (v) whether Deferred Amounts shall be deposited in trust for the benefit of the Participant; and

          (vi) the portion of the Deferred Account which may, or must, be converted to an Equity-Based Award.

        (d) The terms and conditions relating to Deferred Amounts shall be set forth in Deferral Agreements, which terms and conditions shall not be inconsistent with the provisions of the Plan.

    7. EQUITY-BASED AWARDS. The Administrator may, in its discretion, require or permit a Participant to convert all or a portion of a Deferred Amount into an Equity-Based Award. The Administrator shall have the discretion to determine the form of the award, and the terms and conditions thereof. The terms and conditions of an Equity-Based Award shall be set forth in a written agreement that may be part of, or separate from, the Deferral Agreement. Unless otherwise determined by the Administrator and set forth in such agreement, Participants' rights in Equity-Based Awards shall at all times be nonforfeitable.

    8.  ADJUSTMENT PROVISIONS.

        (a) CORPORATE TRANSACTIONS AND EVENTS. In the event any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3(a), (ii) the number and kind of Shares that may be delivered or deliverable in respect of outstanding Equity-Based Awards, (iii) the number of Shares with respect to which Equity-Based Awards may be granted to a given Participant in the specified period as set forth in Section 3(b), and (iv) the exercise price, grant price, or purchase price relating to any Equity-Based Award (or, if deemed appropriate, the Administrator may make provision for a cash payment with respect to any outstanding Award). In addition, the Administrator is authorized to make such adjustments in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

    9. CHANGES TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any amount then credited to his or her Deferral Account or with respect to any previously granted Equity-Based Award.

    10.  GENERAL PROVISIONS.

        (a) UNFUNDED STATUS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Equity-Based Award or in respect of his or her Deferral

    Account, nothing contained in the Plan or any agreement hereunder shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Administrator may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, or other property.

        (b) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company will not be obligated to issue or deliver Shares in connection with any Equity-Based Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

        (c) LIMITATIONS ON TRANSFERABILITY. Unless otherwise permitted by the Administrator, Equity-Based Awards and amounts credited to Deferral Accounts will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death). Equity-Based Awards and amounts credited to Deferral Accounts may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

        (d) NO RIGHT TO CONTINUE AS AN EMPLOYEE. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to be employed by the Company or any subsidiary of the Company.

        (e) NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person).

        (f) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

        (g) GOVERNING LAW. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

    11. EFFECTIVE DATE AND PLAN TERMINATION. The Plan will be effective as of the date of its approval by the stockholders of the Company.

                                                                       EXHIBIT C

                          U.S. OFFICE PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    1. PURPOSE. The purpose of this 1996 Non-Employee Directors' Stock Plan (the "Plan") of U.S. Office Products Company, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

    2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

        (a) "BOARD" means the Board of Directors of the Company.

        (b) A "CHANGE IN CONTROL" shall be deemed to have occurred if:

           (i) any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the beneficial ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company;

           (ii) the individuals (A) who, as of the closing date of the Company's initial public offering, constitute the Board of Directors of the Company (the "Original Directors") or (B) who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (C) who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional
       Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board of Directors of the Company;

          (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).

        (c) "DEFERRED SHARE" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

        (d) "FAIR MARKET VALUE" of a Share on a given date mean the last sales price or, if last sales information is generally unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation in the stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL.

        (e) "OPTION" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

        (f) "PARTICIPANT" means any person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

        (g) "SHARE" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

    3.   SHARES AVAILABLE UNDER THE PLAN.   Subject to adjustment as provided in
Section 8, the total number of Shares reserved and available for issuance under the Plan is 750,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; PROVIDED, HOWEVER, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

    4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board; PROVIDED, HOWEVER, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

    5. ELIGIBILITY. Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under
Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 7. No person other than those specified in this
Section 5 will be eligible to participate in the Plan.

    6.  OPTIONS.

        (a) NUMBER OF SHARES. On the date of the annual meeting of stockholders at which the Plan is approved: (i) each person who, at such meeting, is elected to serve as a director and who is otherwise eligible pursuant to Section 5 shall receive an Option to purchase 21,000 Shares, and
    (ii) each such person who, on the day prior to such annual meeting, was serving in such capacity, shall receive an Option to purchase an additional 6,000 Shares, in each case subject to adjustment as provided in Section 8.
    Thereafter: (i) on the date each person first becomes a director and is otherwise eligible pursuant to Section 5 shall receive an Option to purchase 21,000 Shares, and (ii) on the date of each annual meeting of stockholders of the Company, each person who, on the day prior to such annual meeting, was serving as a non-employee director of the Company and, after such meeting will continue in such capacity, shall receive an Option to purchase 6,000 Shares, in each case subject to adjustment as provided in Section 8.

        (b)   EXERCISE  PRICE.   The exercise  price per  Share purchasable upon
    exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

        (c) OPTION EXPIRATION. A Participant's Option will expire at the earlier of (i) 10 years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the

    Company for any reason, provided, however, that with respect to clause (ii), such Option shall be exercisable during such one-year period only to the extent it was exercisable pursuant to Section 6(d) on the date of such cessation.

        (d) EXERCISABILITY. Each Option shall become exercisable in two equal installments. The first installment shall become exercisable on the date that is six months from the date the Option is granted and the second installment shall become exercisable on the date that is one year from the date the Option is granted, provided, however, that unless otherwise determined by the Board, all Options held by a Participant shall become immediately exercisable upon (i) a Change in Control or (ii) the death of such Participant.

        (e) METHOD OF EXERCISE. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

    7. RECEIPT OF SHARES OR DEFERRED SHARES IN LIEU OF FEES. Each director of the Company may elect to be paid fees, in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under
Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

        (a) ELECTIONS. Each director who elects to be paid fees for a given calendar year in the form of Shares shall file an election in such form and in such time in advance as prescribed by the Board. Each director who elects to defer such payment of fees in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; PROVIDED, HOWEVER, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

           (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

           (ii)  In the case of  a deferral, the period  or periods during which
       settlement  of  Deferred  Shares  will  be  deferred  (subject  to   such
       limitations as may be specified by counsel to the Company).

        (b) PAYMENT OF FEES IN THE FORM OF SHARES. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

        (c) DEFERRAL OF FEES IN THE FORM OF DEFERRED SHARES. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

        (d) CREDITING OF DIVIDEND EQUIVALENTS. Whenever dividends are paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to be receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

        (e) SETTLEMENT OF DEFERRED SHARES. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); PROVIDED, HOWEVER, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

        (f)   NONFORFEITABILITY.   The interest of each  Participant in any fees
    paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

    8.  ADJUSTMENT PROVISIONS.

        (a) CORPORATE TRANSACTIONS AND EVENTS. In the event any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iii) the kind of Shares to be issued in lieu of fees under Section 7, and (iv) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. In addition, the Board is authorized to make such adjustments in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

        (b) INSUFFICIENT NUMBER OF SHARES. If at any date an insufficient number of Shares are available under the Plan for the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under
    Section 7.

    9. CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

    10.  GENERAL PROVISIONS.

        (a) AGREEMENTS. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board may from time to time approve.

        (b) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

        (c) LIMITATIONS ON TRANSFERABILITY. Unless otherwise permitted by the Board, Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative. Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

        (d) NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

        (e) NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case an Option, such Option is validly exercised in accordance with Section 6.

        (f) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

        (g) GOVERNING LAW. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

    11. EFFECTIVE DATE AND PLAN TERMINATION. The Plan will be effective as of the date of its approval by the stockholders of the Company, and, unless earlier terminated by action of the Board, shall terminate at such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

                                                                       EXHIBIT D

                          U.S. OFFICE PRODUCTS COMPANY
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                  INTRODUCTION

    Sec. 1.01 STATEMENT OF PURPOSE. The purpose of the U.S. Office Products Company Employee Stock Purchase Plan is to provide eligible employees of the Company and its Subsidiaries, who wish to become stockholders, an opportunity to purchase Common Stock of the Company. The Board of Directors of the Company believes that employee participation in ownership will be to the mutual benefit of both the employees and the Company.

    Sec. 1.02 INTERNAL REVENUE CODE CONSIDERATIONS. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II
                                  DEFINITIONS

    Sec. 2.01 "ADMINISTRATIVE COMMITTEE" means the committee appointed by the Board to administer the Plan, as provided in Section 6.03 hereof.

    Sec. 2.02  "BOARD" means the Board of Directors of the Company.

    Sec. 2.03  "CODE" means the Internal Revenue Code of 1986, as amended.

    Sec. 2.04    "COMPANY"  means  U.S.  Office  Products  Company,  a  Delaware corporation.

    Sec. 2.05 "COMPENSATION" means the total remuneration paid, during the period of reference, to an Employee by the Company, including regular salary or wages, overtime payments, bonuses, commissions and vacation pay, to which has been added (a) any elective deferral amounts by which the Employee has had his current remuneration reduced for the purposes of funding a contribution to any plan sponsored by the Company and satisfying the requirements of section 401(k) of the Code, and (b) any amounts by which the Employee's compensation has been reduced pursuant to a compensation reduction agreement between the Employee and the Company for the purpose of funding benefits through any cafeteria plan sponsored by the Company meeting the requirements of section 125 of the Code. There shall be excluded from "Compensation" for the purposes of the Plan, whether or not reportable as income by the Employee, expense reimbursements of all types, payments in lieu of expenses, the Company contributions to any qualified retirement plan or other program of deferred compensation (except as provided above), the Company contributions to Social Security or worker's compensation, the costs paid by the Company in connection with fringe benefits and relocation, including gross-ups, and any amounts accrued for the benefit of Employee, but not paid, during the period of reference.

    Sec. 2.06 "CONTINUOUS SERVICE" means the period of time during which the Employee has been employed by the Company or a Subsidiary and during which there has been no interruption of Employee's employment by the Company. For this purpose, periods of Excused Absence shall not be considered to be interruptions of Continuous Service.

    Sec. 2.07 "EFFECTIVE DATE" shall mean November 1, 1995, if within twelve months of that date, the Plan is or has been approved at a meeting of the stockholders of the Company by the affirmative vote of the holders of the majority of Common Stock of the Company outstanding.

    Sec. 2.08  "ELIGIBLE EMPLOYEE" means each person who:

        (a) is an Employee whose customary employment is for more than 5 months in any calendar year;

        (b) has completed at least 90 days of Continuous Service; and

        (c) is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company.

    Sec.  2.09   "EMPLOYEE"  means  each person  employed  by the  Company  or a
Subsidiary.

    Sec. 2.10 "EXCUSED ABSENCE" means absence pursuant to a leave of absence granted by the Company or any other entity constituting the Company, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. In no event may an Excused Absence exceed six (6) months in length (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter as such individual's right to reemployment by the Company is protected by law), and any absence shall cease to be an Excused Absence upon the earlier of (a) the last day of the calendar month in which the duration of the absence reaches six (6) months or (b) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or recovery from illness or disability occurs.

    Sec. 2.11  "EXERCISE DATE" means the last day of each Purchase Period.

    Sec. 2.12 "MARKET VALUE" means, with respect to Stock, the fair market value of such Stock, determined by such methods or procedures as shall be established from time to time by the Administrative Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

    Sec. 2.13  "OFFERING" means the offering of shares of Stock under the Plan.

    Sec. 2.14 "OFFERING DATE" means the first business day of each February, May, August and November during which the Plan is in effect, commencing with the first business day on or after the Effective Date.

    Sec.  2.15    "PARTICIPANT"  means  each  Eligible  Employee  who  elects to participate in the Plan.

    Sec. 2.16   "PLAN" means  the U.S.  Office Products  Company Employee  Stock
Purchase Plan, as the same is set forth herein and as the same may hereafter be amended.

    Sec. 2.17    "PURCHASE  AGREEMENT"  means the  document  prescribed  by  the
Administrative Committee pursuant to which an Eligible Employee has enrolled to be a Participant.

    Sec. 2.18 "PURCHASE PERIOD" means the period beginning on an Offering Date and ending on the last business day of the second calendar month following the calendar month in which such Offering Date occurred.

    Sec. 2.19 "PURCHASE PRICE" means such term as it is defined in Section 4.03 hereof.

    Sec. 2.20  "STOCK" means Common Stock of the Company.

    Sec. 2.21 "STOCK PURCHASE ACCOUNT" means a noninterest bearing account consisting of all amounts withheld from an Employee's compensation (or otherwise paid into the Plan) for the purpose of purchasing shares of Stock for such employee under the Plan, reduced by all amounts applied to the purchase of Stock for such Employee under the Plan.

    Sec. 2.22 "SUBSIDIARY" shall mean a corporation described in section 424(f) of the Code that has, with the permission of the Board, adopted the Plan.

                                  ARTICLE III
                           ADMISSION TO PARTICIPATION

    Sec. 3.01 INITIAL PARTICIPATION. Any Eligible Employee may elect to be a Participant and may become a Participant by executing and filing with the Administrative Committee a Purchase Agreement at such time in advance and on such forms as prescribed by the Administrative Committee. The effective date of an Eligible Employee's participation shall be the Offering Date next following the date on which the Administrative Committee receives from the Eligible Employee a properly executed and timely filed Purchase Agreement. Participation in the Plan will continue automatically from one Purchase Period to another unless notice is given pursuant to Section 3.02.

    Sec. 3.02 VOLUNTARY DISCONTINUANCE OF PARTICIPATION. Any Participant may voluntarily withdraw from the Plan by filing a Notice of Withdrawal with the Administrative Committee at such time in advance as the Administrative Committee may specify. Upon such withdrawal, there shall be paid to the Participant the amount, if any, standing to his credit in his Stock Purchase Account.

    Sec. 3.03 INVOLUNTARY DISCONTINUANCE OF PARTICIPATION. If a Participant ceases to be an Eligible Employee, the entire amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to him. Notwithstanding the foregoing, should a Participant cease to be an Eligible Employee by reason of being granted an option to purchase Stock under a stock option plan maintained by the Company, such Participant may continue to participate only through the end of the Purchase Period during which such option was granted.

    Sec. 3.04 READMISSION TO PARTICIPATION. Any Eligible Employee who has previously been a Participant, who has discontinued participation, and who wishes to be reinstated as a Participant may again become a Participant for any subsequent Purchase Period by executing and filing with the Administrative Committee, at such time in advance as the Administrative Committee shall determine, a new Purchase Agreement on forms provided by the Administrative Committee. Reinstatement to Participant status shall be effective as of the Offering Date next following the date on which the Administrative Committee receives from the Eligible Employee the properly executed and timely filed Purchase Agreement. Notwithstanding the foregoing, readmission of any Eligible Employee may be suspended for such time as may be necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

                                   ARTICLE IV
                                 STOCK PURCHASE

    Sec. 4.01 RESERVATION OF SHARES. There shall be 1,000,000 shares of Stock reserved for the Plan, subject to adjustment in accordance with the antidilution provisions hereinafter set forth. Except as provided in Section 5.02 hereof, the aggregate number of shares that may be purchased under the Plan shall not exceed the number of shares reserved for the Plan.

    Sec. 4.02 LIMITATION ON SHARES AVAILABLE. The maximum number of shares of Stock that may be purchased for each Participant on an Exercise Date is the least of (a) the number of shares of Stock that can be purchased by applying the full balance of his Stock Purchase Account to such purchase of shares at the Purchase Price (as hereinafter determined), or (b) the Participant's proportionate part of the maximum number of whole shares of Stock available within the limitation established by the maximum aggregate number of such shares reserved for the Plan, as stated in Section 4.01 hereof. Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering hereunder would be deemed for the purposes of section 423(b)(3) of the Code to own stock (including any number of shares that such person would be entitled to purchase hereunder) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of Stock that such person is so deemed to own (excluding any number of shares that such person would be entitled to purchase hereunder), is one less than such five percent (5%). Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock on the next Offering Date (unless withdrawn before that Offering Date).

    Sec. 4.03 PURCHASE PRICE OF SHARES. The Purchase Price per share of the Stock sold to Participants pursuant to any Offering shall be the sum of (a) eighty-five percent (85%) of the Market Value of such share on the Offering Date on which such Offering commences or on the Exercise Date on which such Offering expires, whichever is lower, and (b) any transfer, excise or similar tax imposed on the transaction pursuant to which such share of Stock is purchased. If the Exercise Date with respect to the purchase of Stock is a day on which the stock is selling ex-dividend but is on or before the record date for such dividend, then for Plan purposes the Purchase Price per share will be increased by an amount equal to the dividend per share. In no event shall the Purchase Price be less than the par value of the Stock.

    Sec. 4.04  EXERCISE OF PURCHASE PRIVILEGE.

        (a) Subject to the provisions of Section 4.02 above, if on the date of the last paycheck of a Participant issued prior to any Exercise Date there is a credit balance in the Participant's Stock Purchase Account, there shall be purchased for the Participant at the Purchase Price for the Purchase Period that expires on such Exercise Date the largest number of whole shares of Stock, as can be purchased with the entire amount standing to the Participant's credit in his Stock Purchase Account on such paycheck issue date. Each such purchase shall be deemed to have occurred on the Exercise Date occurring at the close of the Offering for which the purchase was made.

        (b) Any amount remaining in the Stock Purchase Account on the Exercise Date after the purchase of the maximum number of whole shares shall remain in the Stock Purchase Account to the credit of the Participant and applied to purchase additional shares of Stock on subsequent Exercise Dates.

        (c) Notwithstanding anything contained herein to the contrary, a Participant may not during any calendar year purchase shares of Stock having an aggregate Market Value, determined at the time of each Offering Date during such calendar year, of more than $25,000.

    Sec. 4.05 ESTABLISHMENT OF STOCK PURCHASE ACCOUNT. Each Participant shall authorize payroll deductions from Compensation for the purposes of funding his Stock Purchase Account. In the Purchase Agreement, each Participant shall authorize a deduction from each payment of his Compensation during a Purchase Period, which deduction shall be not less than one percent (1%) nor more than ten percent (10%) of the gross amount of such payment, subject to Section 4.04(c). Subject to Section 3.02, a Participant may not reduce or increase his payroll deduction rate during any Purchase Period. However, a Participant may change the deduction to any permissible level for any subsequent Offering by filing notice thereof at such time preceding the Offering Date on which such subsequent Offering commences as the Administrative Committee shall determine.

    Sec. 4.06 PAYMENT FOR STOCK. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's Stock Purchase Account. As of each Exercise Date, the entire amount standing to the credit of each Participant in his Stock Purchase Account on the date of the last paycheck issued to the Participant prior to the Exercise Date in the Purchase Period that expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Stock purchased by such Participant on the Exercise Date. No interest shall be paid or payable with respect to any amount held in the Participant's Stock Purchase Account.

    Sec. 4.07  SHARE OWNERSHIP; ISSUANCE OF CERTIFICATES.

        (a) The shares purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Administrative Committee.

        (b) The Administrative Committee, in its sole discretion, may determine that the shares of Stock shall be delivered by the Company (i) by issuing and delivering to the Participant a certificate for the number of whole shares of Stock purchased by such Participant on an Exercise Date or during a Calendar year, or (ii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased by all Participants on an Exercise Date or during a Calendar year to a member firm of the New York Stock Exchange which is also a member of the National Association of Securities Dealers, as selected by the Administrative Committee from time to time, which shares shall be maintained by such member firm in separate brokerage accounts of each Participant, or (iii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased by all Participants on an Exercise Date or during the calendar year to a bank or trust company or affiliate thereof, as selected by the Administrative Committee from time to time, which shares shall be maintained by such bank or trust company or affiliate in separate accounts for each Participant or, if he designates on his Stock Purchase Agreement, in his name jointly with his spouse, with right of survivorship. A Participant who is a resident of a jurisdiction that does not recognize such joint tenancy may have a certificate or account in his name as tenant in common with his spouse, without right of survivorship. Such designation may be changed by filing a notice thereof signed by the Participant and his spouse. Such spouse shall be bound by all of the terms and conditions of the Plan as if such spouse were a Participant.

    Sec. 4.08 RESTRICTIONS ON RESALE. Stock acquired under the Plan may not be sold or otherwise disposed of for at least one year after the Exercise date on which the shares were acquired, except in the case of death or disability.

                                   ARTICLE V
                              SPECIAL ADJUSTMENTS

    Sec. 5.01 SHARES UNAVAILABLE. If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur:

        (a) The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;

        (b) The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and

        (c) Any amount remaining in the Stock Purchase Account of each of the Participants shall be repaid to such Participants.

    Sec. 5.02 ANTIDILUTION PROVISIONS. The aggregate number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company. Any such adjustment shall be made by the Administrative Committee acting with the consent of, and subject to the approval of, the Board.

    Sec. 5.03 EFFECT OF CERTAIN TRANSACTIONS. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in his Stock Purchase Account shall be returned to him.

                                   ARTICLE VI
                                 MISCELLANEOUS

    Sec. 6.01 NONALIENATION. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during his lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such shares of Stock and such residual balance as may remain in the Participant's Stock Purchase Account as of the date the Participant's death occurs. However, such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

    Sec. 6.02  ADMINISTRATIVE COSTS.   The Company shall pay all  administrative
expenses associated with the operation of the Plan. No administrative charges shall be levied against the Stock Purchase Accounts of the Participants.

    Sec. 6.03 COLLECTION OF TAXES. The Company shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Stock hereunder, or the subsequent sale or disposition of such Stock, and the Administrative Committee shall institute such mechanisms as shall insure the collection of such taxes.

    Sec. 6.04 ADMINISTRATIVE COMMITTEE. The Compensation Committee of the Board shall appoint an Administrative Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Administrative Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, withdrawal documents, and all other notices required hereunder. The Administrative Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Administrative Committee's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

    Sec. 6.05 AMENDMENT OF THE PLAN. The Board may amend the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any award theretofore granted to him.

    Sec. 6.06 TERMINATION OF THE PLAN. The Plan shall continue in effect unless terminated pursuant to action by the Board, which shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the termination of the Plan, the balance, if any, then standing to the credit of each Participant in his Stock Purchase Account shall be refunded to him.

    Sec. 6.07   REPURCHASE  OF STOCK.   The  Company shall  not be  required  to
purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

    Sec. 6.08 NOTICE. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Administrative Committee and shall be effective only when received by the Administrative Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to U.S. Office Products Company, 1440 New York Avenue, N.W., Washington, D.C. 20005, Attention: Stock Purchase Plan Committee. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Administrative Committee.

    Sec. 6.09 GOVERNMENT REGULATION. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

    Sec. 6.10 HEADINGS, CAPTIONS, GENDER. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

    Sec. 6.11 SEVERABILITY OF PROVISIONS; PREVAILING LAW. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware, to the extent such laws are not in conflict with, or superseded by, federal law.

                          U.S. OFFICE PRODUCTS COMPANY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1996

    Revoking all prior proxies, the undersigned, a stockholder of U.S. OFFICE PRODUCTS COMPANY (the "Company"), hereby appoints Jonathan J. Ledecky, Donald H. Platt and Mark D. Director, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.001 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the Crystal Room of the Willard Intercontinental Hotel, 1401 Pennsylvania Avenue, N.W., Washington, D.C. 20005 on August 20, 1996 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

1.         Election of Directors         / / FOR all nominees listed below         / / WITHHOLD AUTHORITY
                                         (Except as marked to the contrary below)  to vote for all nominees listed below

Nominees: Jonathan J. Ledecky, Jack L. Becker, Jr., John K. Burgess, David C. Copenhaver, Timothy J. Flynn, David Gezon, Milton H. Kuyers, Allon H. Lefever, Edward J. Mathias, Clifton B. Phillips, John A. Quelch, Thomas J. Reaser, and Mark A. Sorgenfrei

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
                                        ________________________________________

2.         Approval of the the amendment and restatement of Company's Amended and Restated Certificate of
           Incorporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         Approval of  the adoption  of amendments  to the  U.S. Office  Products Company  Amended and  Restated  1994
           Long-Term Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         Approval of the adoption of the U.S. Office Products Company 1996 Executive Deferred Compensation Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.         Approval of the adoption of the U.S. Office Products Company 1996 Non-Employee Directors' Stock Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

6.         Approval of the adoption of an amendment to the U.S. Office Products Company Employee Stock Purchase Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

7.         Ratification of the appointment of Price Waterhouse LLP as the independent public accountants to examine the
           Company's consolidated financial statements for the fiscal year ending April 30, 1997.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.

    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          PLEASE SIGN, DATE AND RETURN THE PROXY
                                          CARD  PROMPTLY,  USING  THE   ENCLOSED
                                          ENVELOPE.

                                          Please  sign  exactly as  name appears
                                          below.
                                          Dated __________________________, 1996
                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                               Signature (if held jointly)

                                          / / PLEASE CHECK  HERE IF YOU PLAN  TO
                                          ATTEND THE
                                           ANNUAL MEETING.